UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-22014

                        Pioneer Diversified High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  April 30


Date of reporting period:  May 1, 2018 through April 30, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Diversified
                              High Income Trust

--------------------------------------------------------------------------------
                              Annual Report | April 30, 2019
--------------------------------------------------------------------------------

                              Ticker Symbol:   HNW

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Trust's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Trust's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-800-710-0935.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Trust, you can inform the Trust that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-710-0935. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                         [LOGO]   Amundi Pioneer
                                  ==============
                                ASSET MANAGEMENT
                       visit us: www.amundipioneer.com/us

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            11

Prices and Distributions                                                     12

Performance Update                                                           13

Schedule of Investments                                                      14

Financial Statements                                                         47

Financial Highlights                                                         51

Notes to Financial Statements                                                53

Report of Independent Registered Public Accounting Firm                      71

Additional Information                                                       73

Trustees, Officers and Service Providers                                     74

               Pioneer Diversified High Income Trust | Annual Report | 4/30/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders. In fact, it's not unusual for political and economic issues on the international front to cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity.

As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe.

The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/19 3

Portfolio Management Discussion | 4/30/19

In the following interview, Andrew Feltus, Jonathan Sharkey, Chin Liu, and Lawrence Zeno discuss the factors that affected the performance of Pioneer Diversified High Income Trust during the 12-month period ended April 30, 2019. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer, Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Pioneer, and Mr. Zeno, a vice president and a portfolio manager at Amundi Pioneer, are responsible for the day-to-day management of the Trust.

Q     How did the Trust perform during the 12 months ended April 30, 2019?

A     Pioneer Diversified High Income Trust returned 2.58% at net asset value
      (NAV) and 3.95% at market price during the 12-month period ended April 30, 2019. During the same 12-month period, the Trust's composite benchmark returned 3.93% at NAV. The Trust's composite benchmark is based on equal weights of the ICE Bank of America Merrill Lynch (ICE BofA ML) Global High Yield and Crossover Country Corporate and Government (GHY/CCC & G) Index and the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Loan Index. Unlike the Trust, the composite benchmark does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

      During the same period, the average return at NAV of the 42 closed end funds in Morningstar's High Yield Closed End Bond Funds Category (which may or may not be leveraged) was 5.48%, and the average return at market price of the 42 closed end funds in the same Morningstar category was 8.24%. Meanwhile, the average return at NAV of the 43 closed end funds in Morningstar's Bank Loan Closed End Funds Category (which may or may not be leveraged) was 3.26%, and the average return at market price of the 43 closed end funds in the same Morningstar category was 0.63%.

      The shares of the Trust were selling at a 11.1% discount to NAV at the end of the period on April 30, 2019. Comparatively, the shares of the Trust were selling at a 12.2% discount to NAV on April 30, 2018.

      As of April 30, 2019, the 30-day SEC yield on the Trust's shares was 7.51%*

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Q How would you describe the investment environment in the global fixed-income markets during the 12-month period ended April 30, 2019?

A For most of the period, investors focused strongly on the U.S. Federal Reserve System's (the Fed's) monetary policy. Messaging from the Fed entering the period in May 2018 appeared to indicate a consensus among Federal Open Market Committee members that U.S. inflation was headed toward the 2% target and that there was perhaps room to raise the benchmark federal funds rate more rapidly than previously expected. The ongoing climb in crude oil prices, which broke out of the $50 a barrel trading range in late 2017, fueled additional anxiety among investors about inflation and interest rates, while also promising to largely offset the benefit to consumers from lower individual U.S. tax rates that went into effect in January 2018.

      The firming outlook for higher U.S. interest rates was a contributing factor in a significant weakening in some of the less fundamentally sound emerging markets bond market segments and currencies, with Turkey and Argentina feeling the biggest negative effects. The euro also declined meaningfully versus the U.S. dollar (USD), as weak regional growth left the European Central Bank (ECB) to maintain a zero-interest-rate policy.

      At its September 2018 meeting, the Fed implemented its third 0.25% rate hike of the calendar year, while signaling the likelihood of another increase in December. October 2018 saw U.S. high-yield bonds come under pressure alongside the sharpest one-month decline in U.S. equity markets since September 2011 (as measured by the Standard & Poor's 500 Index). Investor sentiment for riskier assets also declined that month in conjunction with an underwhelming start to the third-quarter corporate earnings season, especially with respect to technology companies, a further deterioration in U.S.-China trade relations, softening economic growth overseas, Italy's budget crisis, and political uncertainty.

      In mid-December, the Fed met expectations and raised its short-term rate target to the 2.25% to 2.50% range, the fourth increase in calendar year 2018, while noting the potential for additional rate hikes in 2019. In combination with signs of slowing global economic growth and yet another setback in the "Brexit" negotiations in the United Kingdom, concerns that the Fed would overshoot on interest rates led to a spike in volatility in the market for riskier assets. December 2018 saw the 10-year U.S. Treasury yield decline from 3.01% to 2.69%, as investors sought a safe haven from the market turmoil. Energy-related issues also declined sharply as crude oil prices plunged over the fourth quarter, mainly due to concerns about a weaker demand outlook and higher-than-expected supply driven in part by a loosening of U.S. sanctions on Iran.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/19 5

      Bank loans also struggled in late 2018, as loan prices suffered due to retail investors removing assets from loan mutual funds. Institutional demand for loans was light as well, given a drop-off in collateralized loan obligation (CLO) formation following a record calendar year in terms of volume.

      Risk-oriented assets rebounded sharply in January of 2019, however, as the Fed pivoted on monetary policy and took on a less aggressive tone, announcing an early end to its balance-sheet reduction program while also indicating it would become more "data dependent" with regard to interest rates, thus putting further increases on hold, at least temporarily. In addition to the Fed's policy actions, weak economic data out of the euro zone and China led to renewed policy accommodations from both the ECB and the People's Bank of China. Modest progress on trade matters, a firming in oil prices, and positive corporate earnings reports also helped boost credit-market sentiment during the first quarter of 2019. While the overall pace of gains moderated and there was some interim market volatility over the final weeks of the period, credit-sensitive assets continued to outperform interest-rate-sensitive issues through the end of April.

Q What factors affected the Trust's benchmark-relative performance during the 12-month period ended April 30, 2019?

A The Trust's out-of-benchmark exposure to insurance-linked securities (ILS) detracted from benchmark-relative performance during the period. Returns for ILS issues, which are sponsored by property-and-casualty insurers to help mitigate the risk of having to pay claims in the wake of natural disasters, suffered after numerous claims-generating events occurred over the second half of 2018, including typhoons in Japan, hurricanes in the Southeastern U.S. and the Carolinas, and the worst California wildfire season on record. Investing in ILS has been part of our portfolio diversification** strategy since the Trust's inception in May 2007, and we continue to view exposure to the asset class, which features return streams that are uncorrelated with the performance of traditional credit markets, as helping to improve the Trust's long-term risk/reward profile.

      Despite the weak performance of bank loans in late 2018, the portfolio's relative underweight to loans also detracted from performance versus the Trust's custom benchmark, as the asset class rebounded over the final few months of the period and outperformed other asset classes such as ILS. The allocation to bank loans did provide a positive overall return for the period, as the asset class bounced back from its late-2018 slump, benefiting from a strong fundamental backdrop and continued low default rate. In addition, loans received a lot of interest early in the period from investors attracted to their floating-rate feature in a rising-interest-rate environment. As noted

**    Diversification does not assure a profit nor protect against loss.

6 Pioneer Diversified High Income Trust | Annual Report | 4/30/19 earlier, the loan market was negatively affected in late 2018 by massive outflows from retail mutual fund investors, but recovered the bulk of those losses over the first four months of 2019.

      In terms of individual loans held in the portfolio, positive contributions to the Trust's benchmark-relative performance were led by exposure to the loans of Uniti. The company's spinoff as an infrastructure real estate investment trust from wireline service provider Windstream resulted in litigation that created uncertainty among market participants, but those concerns eased over the 12-month period and Uniti's loan prices benefited from the improved sentiment. Loans of beauty company Revlon and luxury retailer Neiman Marcus also contributed positively to the Trust's benchmark-relative performance during the period. Market sentiment towards Revlon received a boost from an improved sales outlook, while the prices of the Neiman Marcus loans benefited as the company rationalized its capital structure.

      Notable detractors from the Trust's benchmark-relative performance during the period included loans of Serta Simmons, as the mattress retailer experienced customer losses and deteriorating operational results. A pair of energy-related loans in the portfolio, for Gulf Finance and Gavilan Resources, also lagged and detracted from the Trust's relative returns due to the softening in oil prices witnessed in the fourth quarter of 2018.

      Another detractor from benchmark-relative performance during the period was the Trust's allocation to emerging markets bonds, particularly in Argentina. Within Argentina, the portfolio had some holdings which struggled as the peso plunged and spread widening for the country's sovereign debt negatively affected that market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of securities with similar maturities.) In particular, the Trust's positions in Argentina's state-controlled energy company YPF, and the bonds of Argentine province Entre Rios detracted from relative results. On the other hand, the Trust's exposure to Brazil benefited relative performance, as investor sentiment with respect to that market strengthened following the presidential election. Positive contributions to performance in Brazil were led by the Trust's exposures to beef producer Marfrig Holdings and utility Light Servicio. In addition, benchmark-relative performance benefited from the Trust's overweighting of corporate bonds versus the more interest-rate-sensitive sovereign issues within the emerging markets.

      Within U.S. high-yield corporates, the Trust's overweight to energy detracted from benchmark-relative returns for the period. Among high-yield bond positions in the portfolio, the largest detractors from the Trust's relative performance included the debt of energy producers Sanchez Energy and Chaparral Energy. Performance within energy benefited from

               Pioneer Diversified High Income Trust | Annual Report | 4/30/19 7 the portfolio's exposure to longer-duration pipeline issues, which are typically less sensitive to oil prices. Those holdings included the debt of Williams Companies and Enterprise Development. Outside of energy, the Trust's holdings of the bonds of Diebold Nixdorf hurt performance, as the multinational, point-of-sale technology company experienced weakening operating results.

      Finally, the portfolio's short-duration stance relative to the benchmark detracted from benchmark-relative results as U.S. Treasury yields moved lower over the 12 months. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

Q How did the level of leverage in the Trust change over the 12-month period ended April 30, 2019?

A     The Trust employs leverage through a credit agreement.

      At the end of the 12-month period on April 30, 2019, 31.1% of the Trust's total managed assets were financed by leverage, compared with 31.0% of the Trust's total managed assets financed by leverage at the start of the period on May 1, 2018. During the 12-month period, the Trust reduced the absolute amount of borrowed funds. The slight increase in the percentage of the Trust's total managed assets financed by leverage was the result of a reduction of the aggregate net asset value of the Trust's holdings.

Q Did the Trust's distributions*** to shareholders change during the 12-month period ended April 30, 2019?

A No, the Trust's distributions remained stable throughout the 12-month period.

Q Did the Trust invest in any derivative securities during the 12-month period ended April 30, 2019? If so, did the derivatives have a notable effect on performance?

A We invested the portfolio in forward foreign currency contracts during the period to help hedge the risk of the Trust's exposures to foreign currencies. The contracts had a small positive impact on the Trust's benchmark-relative results, given the decline in the euro relative to the USD over the 12 months.

Q     What is your investment outlook?

A In our view, credit fundamentals remain largely supportive for high-yield securities and other risk-oriented asset classes. The outlook for U.S. economic growth and corporate earnings remains positive. Unemployment is low, wages have been trending modestly higher, and consumer balance sheets are sound in aggregate. While economic growth in 2019 is expected to be in the modest 2% to 2.5% range, we believe that rate should be sufficient to maintain current fundamentals.

***   Distributions are not guaranteed.

8 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

      Risks to the outlook include slowing economic growth overseas, as the economies of both China and Europe disappointed in 2018, leading to central-bank easing that could help conditions going forward. In addition, while the U.S.-China trade dispute does not appear to have weighed heavily on the global economy to date, any adverse development on that front would not be supportive of risk-market sentiment. The run-up to the 2020 U.S. presidential election also has the potential to blur the outlook.

      With regard to positioning, we had increased the Trust's exposure to bank loans and other floating-rate assets over the last year, but now that the Fed is leaning towards easing instead of further rate hikes, we are comfortable with adding fixed-rate securities to the portfolio. We expect loan default rates to remain low, but given the recent rally in credit spreads, we are not aggressively adding risk to the Trust's portfolio. The recent trends toward weaker loan covenants and the greater levels of leverage associated with newer loan issues give us pause. In this environment, we believe security selection will drive performance more than a step-down in credit quality.

      In broad terms, the Trust is overweight to the U.S. bond market versus Europe. We view high-yield valuations in Europe as attractive compared to U.S. valuations, but have maintained an essentially neutral portfolio positioning in the region, given the low absolute yields available.

      After two poor years, ILS pricing has been improving for investors. While the asset class may provide diversification benefits versus most fixed-income and equity asset classes, higher yields can potentially improve expected returns, although the risk of elevated claims payouts resulting from natural disasters remains unpredictable.

      We view current emerging markets valuations as essentially in line with historical averages, and the Trust remains underweight in the emerging markets, with a focus on corporates that are less interest-rate sensitive as compared with sovereign issues.

Please refer to the Schedule of Investments on pages 14-46 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

               Pioneer Diversified High Income Trust | Annual Report | 4/30/19 9

When interest rates rise, the prices of debt securities held by the Trust will generally fall. Conversely, when interest rates fall the prices of debt securities held by the Trust generally will rise. Interest rates in the U.S. recently have been historically low, but have begun to rise, and so the Trust faces a heightened risk that interest rates may continue to increase. Investments held by the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and the issuers' inability to meet their debt obligations.

The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities also are more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust is authorized to borrow from banks and issue debt securities, which are forms of leverage. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of the leverage, which may adversely affect the return for shareholders.

The Trust is required to maintain certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations.

The Trust may invest in insurance-linked securities. The return of principal and the right to additional payments from investments in insurance-linked securities are contingent on the non-occurrence of a predefined "trigger" event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe.

These risks may increase share price volatility.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

10 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Portfolio Summary | 4/30/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds                                                           52.0%
Senior Secured Floating Rate Loan Interests                               23.5%
Insurance-Linked Securities                                               15.8%
Foreign Government Bonds                                                   3.1%
Commercial Mortgage-Backed Securities                                      1.3%
Convertible Corporate Bonds                                                1.0%
Preferred Stocks                                                           0.8%
Collateralized Mortgage Obligations                                        0.7%
U.S. Government and Agency Obligations                                     0.7%
Convertible Preferred Stocks                                               0.5%
Asset Backed Securities                                                    0.4%
Common Stocks                                                              0.1%
Over The Counter (OTC) Currency Put Options Purchased                      0.1%
Rights/Warrants                                                            0.0%+
Over The Counter (OTC) Call Options Purchased                              0.0%+

+     Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Fixed Income Trust, Series 2013-A, 7.697%, 10/15/97 (144A)                                   3.99%
------------------------------------------------------------------------------------------------------
 2. Hercules LLC, 6.5%, 6/30/29                                                                  0.98
------------------------------------------------------------------------------------------------------
 3. eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                                       0.92
------------------------------------------------------------------------------------------------------
 4. Scientific Games International, Inc., 8.25%, 3/15/26 (144A)                                  0.83
------------------------------------------------------------------------------------------------------
 5. Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                                         0.83
------------------------------------------------------------------------------------------------------
 6. Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 6.0%, 4/15/23 (144A)               0.69
------------------------------------------------------------------------------------------------------
 7. U.S. Treasury Bills, 5/14/19                                                                 0.66
------------------------------------------------------------------------------------------------------
 8. Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, 5/3/23 (144A)                     0.66
------------------------------------------------------------------------------------------------------
 9. Windstream Services LLC/Windstream Finance Corp., 8.625%, 10/31/25 (144A)                    0.65
------------------------------------------------------------------------------------------------------
10. Williams Cos., Inc., 5.75%, 6/24/44                                                          0.65
------------------------------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Trust is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 11

Prices and Distributions | 4/30/19

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        4/30/19            4/30/18
--------------------------------------------------------------------------------
       Market Value                     $14.39             $15.00
--------------------------------------------------------------------------------
    Premium/(Discount)                  (11.1)%            (12.2)%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        4/30/19            4/30/18
--------------------------------------------------------------------------------
    Net Asset Value                     $16.18             $17.09
--------------------------------------------------------------------------------

Distributions per Share:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment      Short-Term         Long-Term
                           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
5/1/18 - 4/30/19         $1.1400              $ --              $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        4/30/19            4/30/18
--------------------------------------------------------------------------------
    30-Day SEC Yield                    7.51%              8.15%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at www.amundipioneer.com/us.

12 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Performance Update | 4/30/19

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in shares of Pioneer Diversified High Income Trust during the periods shown, compared to that of the composite (50%/50%) ICE BofA ML Global High Yield & Crossover Country Corporate & Government Index (GHY/CCC & G) Index and S&P/LSTA Leveraged Loan Index benchmark.

Average Annual Total Returns
(As of April 30, 2019)
----------------------------------------------------
                                        50% BofA ML
                                        GHY/CCC &
                  Net                   G Index/50%
                  Asset                 S&P/LSTA
                  Value      Market     Leveraged
Period            (NAV)      Price      Loan Index
----------------------------------------------------
10 years          11.81%     11.08%     8.25%
5 years            4.70       1.45      3.69
1 year             2.58       3.95      3.93
----------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer Diversified    50% ICE BofA ML GHY/CCC & G
                  High Income            Index/50% S&P/LSTA
                  Trust                  Leveraged Loan Index
4/09              $10,000                $10,000
4/10              $16,209                $13,758
4/11              $18,563                $15,159
4/12              $19,060                $15,762
4/13              $22,372                $17,548
4/14              $24,267                $18,428
4/15              $24,561                $18,578
4/16              $24,490                $18,703
4/17              $28,458                $20,282
4/18              $29,761                $21,254
4/19              $30,530                $22,090

Call 1-800-710-0935 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE BofA ML GHY/CCC & G Index is an unmanaged index that tracks the performance of the below- and border-line investment-grade global debt markets denominated in the major developed market currencies. The Index includes sovereign issuers rated BBB1 and lower along with corporate issues rated BB1 and lower. There are no restrictions on issuer country of domicile. The S&P/LSTA Leveraged Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not use leverage. It is not possible to invest directly in an index.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 13

Schedule of Investments | 4/30/19

---------------------------------------------------------------------------------------------------------------
Shares                                                                                             Value
---------------------------------------------------------------------------------------------------------------
                             UNAFFILIATED ISSUERS -- 145.4%
                             COMMON STOCKS -- 0.1% of Net Assets
                             Health Care Technology -- 0.0%+
           69,875^(a)        Medical Card System, Inc.                                             $        699
                                                                                                   ------------
                             Total Health Care Technology                                          $        699
---------------------------------------------------------------------------------------------------------------
                             Household Durables -- 0.0%+
           89,094(a)         Desarrolladora Homex SAB de CV                                        $        583
                                                                                                   ------------
                             Total Household Durables                                              $        583
---------------------------------------------------------------------------------------------------------------
                             Oil, Gas & Consumable Fuels -- 0.0%+
           17,883^(a)        PetroQuest Energy, Inc.                                               $     57,169
                                                                                                   ------------
                             Total Oil, Gas & Consumable Fuels                                     $     57,169
---------------------------------------------------------------------------------------------------------------
                             Specialty Retail -- 0.1%
           42,088^(a)        Targus Cayman SubCo., Ltd.                                            $     87,543
                                                                                                   ------------
                             Total Specialty Retail                                                $     87,543
---------------------------------------------------------------------------------------------------------------
                             TOTAL COMMON STOCKS
                             (Cost $220,657)                                                       $    145,994
---------------------------------------------------------------------------------------------------------------
                             CONVERTIBLE PREFERRED STOCK -- 0.8%
                             of Net Assets
                             Banks -- 0.8%
              770(b)         Bank of America Corp., 7.25%                                          $  1,016,793
                                                                                                   ------------
                             Total Banks                                                           $  1,016,793
---------------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE PREFERRED STOCK
                             (Cost $739,352)                                                       $  1,016,793
---------------------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 1.2% of Net Assets
                             Banks -- 0.8%
           40,675(c)         GMAC Capital Trust I, 8.469% (3 Month USD LIBOR +
                             579 bps), 2/15/40                                                     $  1,069,752
                                                                                                   ------------
                             Total Banks                                                           $  1,069,752
---------------------------------------------------------------------------------------------------------------
                             Chemicals -- 0.0%+
          455,230^(a)        Pinnacle Agriculture                                                  $     45,523
                                                                                                   ------------
                             Total Chemicals                                                       $     45,523
---------------------------------------------------------------------------------------------------------------
                             Diversified Financial Services -- 0.4%
              500(b)(c)      Compeer Financial ACA, 6.75% (3 Month USD
                             LIBOR + 458 bps) (144A)                                               $    526,875
                                                                                                   ------------
                             Total Diversified Financial Services                                  $    526,875
---------------------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $1,810,580)                                                     $  1,642,150
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 0.5%
                             of Net Assets
          290,000(c)         GMAT Trust, Series 2013-1A, Class M, 5.0%,
                             11/25/43 (144A)                                                       $    177,506
          500,000            VB-S1 Issuer LLC, Series 2016-1A, Class F, 6.901%,
                             6/15/46 (144A)                                                             516,921
---------------------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $780,688)                                                       $    694,427
---------------------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE OBLIGATIONS --
                             1.0% of Net Assets
          330,000(d)         Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
                             14.727% (1 Month USD LIBOR +
                             1,225 bps), 2/25/49 (144A)                                            $    353,502
          250,000(d)         Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
                             13.731% (1 Month USD LIBOR +
                             1,125 bps), 4/25/49 (144A)                                                 250,000
           32,971            Global Mortgage Securitization, Ltd., Series 2004-A,
                             Class B1, 5.25%, 11/25/32 (144A)                                            23,077
          750,000(d)         Morgan Stanley Capital I, Inc., Series 2019-BPR,
                             Class D, 6.5% (1 Month USD LIBOR +
                             400 bps), 5/15/36 (144A)                                                   754,335
---------------------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $1,361,567)                                                     $  1,380,914
---------------------------------------------------------------------------------------------------------------
                             COMMERCIAL MORTGAGE-BACKED
                             SECURITIES -- 1.9% of Net Assets
          200,000(c)         BAMLL Commercial Mortgage Securities Trust, Series
                             2016-FR14, Class C, 1.347%, 2/27/48 (144A)                            $    179,000
          100,626(c)         Bear Stearns Commercial Mortgage Securities Trust,
                             Series 2005-PWR7, Class B, 5.214%, 2/11/41                                 100,138
           63,581(c)         COBALT CMBS Commercial Mortgage Trust, Series
                             2007-C3, Class C, 5.802%, 5/15/46                                           65,419
          250,000(d)         COMM Mortgage Trust, Series 2014-FL5, Class D, 3.87%
                             (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                             247,158
          400,000(c)         COMM Mortgage Trust, Series 2014-UBS4, Class D,
                             4.845%, 8/10/47 (144A)                                                     362,917
          500,000(c)         JP Morgan Chase Commercial Mortgage Securities Trust,
                             Series 2013-LC11, Class D, 4.307%, 4/15/46                                 441,731
          250,000(c)         Morgan Stanley Bank of America Merrill Lynch Trust,
                             Series 2014-C17, Class D, 4.859%, 8/15/47 (144A)                           238,142
          265,581(c)         Morgan Stanley Capital I Trust, Series 2007-T25,
                             Class AJ, 5.574%, 11/12/49                                                 268,606
          250,000            Wells Fargo Commercial Mortgage Trust, Series
                             2016-BNK1, Class D, 3.0%, 8/15/49 (144A)                                   207,327

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 15

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             COMMERCIAL MORTGAGE-BACKED
                             SECURITIES -- (continued)
          400,000(c)         WFRBS Commercial Mortgage Trust, Series 2011-C4,
                             Class E, 5.397%, 6/15/44 (144A)                                       $    394,094
---------------------------------------------------------------------------------------------------------------
                             TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                             (Cost $2,439,931)                                                     $  2,504,532
---------------------------------------------------------------------------------------------------------------
                             CONVERTIBLE CORPORATE BOND -- 1.4%
                             of Net Assets
                             Chemicals -- 1.4%
        1,900,000(e)         Hercules LLC, 6.5%, 6/30/29                                           $  1,914,250
                                                                                                   ------------
                             Total Chemicals                                                       $  1,914,250
---------------------------------------------------------------------------------------------------------------
                             TOTAL CONVERTIBLE CORPORATE BOND
                             (Cost $1,294,605)                                                     $  1,914,250
---------------------------------------------------------------------------------------------------------------
                             CORPORATE BONDS -- 75.6% of Net Assets
                             Advertising -- 0.9%
        1,448,000            MDC Partners, Inc., 6.5%, 5/1/24 (144A)                               $  1,223,560
                                                                                                   ------------
                             Total Advertising                                                     $  1,223,560
---------------------------------------------------------------------------------------------------------------
                             Aerospace/Defense -- 1.0%
          392,000            Bombardier, Inc., 7.5%, 3/15/25 (144A)                                $    393,470
          902,000            Bombardier, Inc., 7.875%, 4/15/27 (144A)                                   907,638
                                                                                                   ------------
                             Total Aerospace/Defense                                               $  1,301,108
---------------------------------------------------------------------------------------------------------------
                             Agriculture -- 0.1%
          444,769            Pinnacle Operating Corp., 9.0%, 5/15/23 (144A)                        $    191,251
                                                                                                   ------------
                             Total Agriculture                                                     $    191,251
---------------------------------------------------------------------------------------------------------------
                             Airlines -- 0.8%
          300,000            Latam Finance, Ltd., 6.875%, 4/11/24 (144A)                           $    308,847
          785,000            Latam Finance, Ltd., 7.0%, 3/1/26 (144A)                                   803,644
                                                                                                   ------------
                             Total Airlines                                                        $  1,112,491
---------------------------------------------------------------------------------------------------------------
                             Auto Parts & Equipment -- 0.8%
EUR       395,000(f)         IHO Verwaltungs GmbH, 3.75% (4.5% PIK or 0.0%
                             cash), 9/15/26 (144A)                                                 $    456,571
          712,000            Titan International, Inc., 6.5%, 11/30/23                                  683,520
                                                                                                   ------------
                             Total Auto Parts & Equipment                                          $  1,140,091
---------------------------------------------------------------------------------------------------------------
                             Banks -- 6.3%
          200,000            Access Bank Plc, 10.5%, 10/19/21 (144A)                               $    217,612
          300,000(c)         Banco de Galicia y Buenos Aires SA, 8.25% (5 Year
                             CMT Index + 716 bps), 7/19/26 (144A)                                       280,500
          200,000(b)(c)      Banco Santander SA, 6.375% (5 Year USD Swap
                             Rate + 479 bps)                                                            200,260
        1,000,000(b)(c)      Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)                     1,033,750

The accompanying notes are an integral part of these financial statements.

16 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Banks -- (continued)
        1,153,000(b)(c)      BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
                             415 bps) (144A)                                                       $  1,176,060
          300,000(b)(c)      BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                             631 bps) (144A)                                                            316,125
          480,000            Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)                            426,000
        1,310,000            Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)                            1,162,625
          240,000(b)(c)      Goldman Sachs Capital II, 4.0% (3 Month USD
                             LIBOR + 77 bps)                                                            192,600
          350,000(b)(c)      ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)                        354,270
          225,000(b)(c)      Intesa Sanpaolo S.p.A., 7.7% (5 Year USD Swap
                             Rate + 546 bps) (144A)                                                     220,361
IDR   812,959,000^           PT Bakrie & Brothers Tbk, 0.0%, 12/22/22                                     5,705
          250,000(b)(c)      Royal Bank of Scotland Group Plc, 8.0% (5 Year USD
                             Swap Rate + 572 bps)                                                       272,187
          400,000(b)(c)      Royal Bank of Scotland Group Plc, 8.625% (5 Year
                             USD Swap Rate + 760 bps)                                                   430,000
          200,000            Sberbank of Russia Via SB Capital SA, 5.25%,
                             5/23/23 (144A)                                                             203,751
          460,000(b)(c)      Societe Generale SA, 7.375% (5 Year USD Swap
                             Rate + 624 bps) (144A)                                                     478,400
          344,000(c)         Turkiye Vakiflar Bankasi TAO, 8.0% (5 Year USD Swap
                             Rate + 585 bps), 11/1/27 (144A)                                            279,137
          750,000            UBS AG, 7.625%, 8/17/22                                                    834,465
          450,000            Vnesheconombank Via VEB Finance Plc, 6.902%,
                             7/9/20 (144A)                                                              463,514
                                                                                                   ------------
                             Total Banks                                                           $  8,547,322
---------------------------------------------------------------------------------------------------------------
                             Building Materials -- 0.3%
          215,000            Cemex SAB de CV, 7.75%, 4/16/26 (144A)                                $    234,887
          186,000            Summit Material LLC/Summit Materials Finance
                             Corp., 6.5%, 3/15/27 (144A)                                                192,277
                                                                                                   ------------
                             Total Building Materials                                              $    427,164
---------------------------------------------------------------------------------------------------------------
                             Chemicals -- 1.0%
          300,000            Basell Finance Co. BV, 8.1%, 3/15/27 (144A)                           $    367,386
           55,000            Blue Cube Spinco LLC, 9.75%, 10/15/23                                       61,463
           55,000            Blue Cube Spinco LLC, 10.0%, 10/15/25                                       62,562
          200,000            CVR Partners LP/CVR Nitrogen Finance Corp.,
                             9.25%, 6/15/23 (144A)                                                      209,250
          375,000            Kraton Polymers LLC/Kraton Polymers Capital Corp.,
                             7.0%, 4/15/25 (144A)                                                       387,544
          336,000            Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
                             4/1/25 (144A)                                                              317,520
                                                                                                   ------------
                             Total Chemicals                                                       $  1,405,725
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 17

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Coal -- 0.4%
          497,000            SunCoke Energy Partners LP/SunCoke Energy
                             Partners Finance Corp., 7.5%, 6/15/25 (144A)                          $    501,349
                                                                                                   ------------
                             Total Coal                                                            $    501,349
---------------------------------------------------------------------------------------------------------------
                             Commercial Services -- 1.1%
MXN     4,500,000            Red de Carreteras de Occidente SAPIB de CV, 9.0%,
                             6/10/28 (144A)                                                        $    227,632
          540,000            StoneMor Partners LP/Cornerstone Family Services of
                             West Virginia Subsidiary, 7.875%, 6/1/21                                   491,400
          455,000            Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                          386,750
          411,000            Verscend Escrow Corp., 9.75%, 8/15/26 (144A)                               434,633
                                                                                                   ------------
                             Total Commercial Services                                             $  1,540,415
---------------------------------------------------------------------------------------------------------------
                             Computers -- 0.1%
          130,000            Dell International LLC/EMC Corp., 7.125%,
                             6/15/24 (144A)                                                        $    137,532
                                                                                                   ------------
                             Total Computers                                                       $    137,532
---------------------------------------------------------------------------------------------------------------
                             Distribution/Wholesale -- 0.4%
          480,000            Global Partners LP/GLP Finance Corp., 7.0%, 6/15/23                   $    480,000
                                                                                                   ------------
                             Total Distribution/Wholesale                                          $    480,000
---------------------------------------------------------------------------------------------------------------
                             Diversified Financial Services -- 9.4%
          588,000            Avation Capital SA, 6.5%, 5/15/21 (144A)                              $    588,000
          600,000            Credito Real SAB de CV SOFOM ER, 7.25%,
                             7/20/23 (144A)                                                             621,000
          880,000            Financiera Independencia SAB de CV SOFOM ENR,
                             8.0%, 7/19/24 (144A)                                                       773,300
        6,000,000^(g)        Fixed Income Trust, Series 2013-A, 7.697%,
                             10/15/97 (144A)                                                          7,825,000
          445,000            Jefferies Finance LLC/JFIN Co-Issuer Corp.,
                             7.375%, 4/1/20 (144A)                                                      445,890
          500,000            Mongolian Mortgage Corp. Hfc LLC, 9.75%,
                             1/29/22 (144A)                                                             507,500
          499,000            Nationstar Mortgage Holdings, Inc., 8.125%,
                             7/15/23 (144A)                                                             502,742
          175,000            Nationstar Mortgage LLC/Nationstar Capital Corp.,
                             6.5%, 7/1/21                                                               175,219
          580,000            Nationstar Mortgage LLC/Nationstar Capital Corp.,
                             6.5%, 6/1/22                                                               571,126
          615,000            Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.,
                             6.375%, 12/15/22 (144A)                                                    634,987
                                                                                                   ------------
                             Total Diversified Financial Services                                  $ 12,644,764
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Electric -- 4.2%
          305,000(c)         AES Gener SA, 7.125% (5 Year USD Swap Rate +
                             464 bps), 3/26/79 (144A)                                              $    319,488
          400,000            Cemig Geracao e Transmissao SA, 9.25%,
                             12/5/24 (144A)                                                             440,000
          575,000            Centrais Eletricas Brasileiras SA, 5.75%, 10/27/21                         594,838
          460,000(c)         Enel S.p.A., 8.75% (5 Year USD Swap Rate +
                             588 bps), 9/24/73 (144A)                                                   515,200
        1,275,000            Light Servicos de Eletricidade SA/Light Energia SA,
                             7.25%, 5/3/23 (144A)                                                     1,294,125
          570,000            NRG Energy, Inc., 6.625%, 1/15/27                                          609,900
          320,000            NRG Energy, Inc., 7.25%, 5/15/26                                           348,400
          209,547            NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
                             12/15/25 (144A)                                                            225,263
          347,064            Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                               296,740
           13,000            Talen Energy Supply LLC, 4.6%, 12/15/21                                     12,545
          633,000            Vistra Energy Corp., 8.0%, 1/15/25 (144A)                                  672,562
          357,000            Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)                          366,371
                                                                                                   ------------
                             Total Electric                                                        $  5,695,432
---------------------------------------------------------------------------------------------------------------
                             Energy-Alternate Sources -- 0.5%
          585,000(g)         TerraForm Power Operating LLC, 6.625%,
                             6/15/25 (144A)                                                        $    611,325
                                                                                                   ------------
                             Total Energy-Alternate Sources                                        $    611,325
---------------------------------------------------------------------------------------------------------------
                             Engineering & Construction -- 0.5%
          200,000            Aeropuertos Dominicanos Siglo XXI SA, 6.75%,
                             3/30/29 (144A)                                                        $    209,500
          455,000            Tutor Perini Corp., 6.875%, 5/1/25 (144A)                                  455,569
                                                                                                   ------------
                             Total Engineering & Construction                                      $    665,069
---------------------------------------------------------------------------------------------------------------
                             Entertainment -- 3.1%
          200,000            Cirsa Finance International S.a.r.l., 7.875%,
                             12/20/23 (144A)                                                       $    207,029
          755,000            Enterprise Development Authority, 12.0%,
                             7/15/24 (144A)                                                             773,875
          305,000            International Game Technology Plc, 6.25%,
                             1/15/27 (144A)                                                             320,651
EUR       750,000            Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)                      591,038
          100,000            Scientific Games International, Inc., 6.25%, 9/1/20                        100,250
        1,574,000            Scientific Games International, Inc., 8.25%,
                             3/15/26 (144A)                                                           1,631,058
          572,000            Scientific Games International, Inc., 10.0%, 12/1/22                       602,030
                                                                                                   ------------
                             Total Entertainment                                                   $  4,225,931
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Environmental Control -- 1.4%
          506,000            Covanta Holding Corp., 6.0%, 1/1/27                                   $    514,855
          550,000            GFL Environmental, Inc., 8.5%, 5/1/27 (144A)                               572,968
          731,000            Tervita Escrow Corp., 7.625%, 12/1/21 (144A)                               740,137
                                                                                                   ------------
                             Total Environmental Control                                           $  1,827,960
---------------------------------------------------------------------------------------------------------------
                             Food -- 3.0%
          150,000            Albertsons Cos., LLC/Safeway, Inc./New Albertsons
                             LP/Albertson's LLC, 7.5%, 3/15/26 (144A)                              $    159,000
          200,000            C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)                          199,500
          655,000            JBS Investments GmbH, 7.25%, 4/3/24 (144A)                                 678,645
          975,000            Marfrig Holdings Europe BV, 8.0%, 6/8/23 (144A)                          1,013,025
          700,000            Marfrig Holdings Europe BV, 11.25%, 9/20/21 (144A)                         707,000
          580,000            Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                                573,185
          652,000            Pilgrim's Pride Corp., 5.875%, 9/30/27 (144A)                              673,190
                                                                                                   ------------
                             Total Food                                                            $  4,003,545
---------------------------------------------------------------------------------------------------------------
                             Forest Products & Paper -- 0.9%
          390,000            Eldorado International Finance GmbH, 8.625%,
                             6/16/21 (144A)                                                        $    408,626
          754,000            Schweitzer-Mauduit International, Inc., 6.875%,
                             10/1/26 (144A)                                                             774,735
                                                                                                   ------------
                             Total Forest Products & Paper                                         $  1,183,361
---------------------------------------------------------------------------------------------------------------
                             Healthcare-Services -- 1.0%
          810,000            RegionalCare Hospital Partners Holdings, Inc.,
                             8.25%, 5/1/23 (144A)                                                  $    861,384
          450,000            Surgery Centre Holdings, Inc., 10.0%, 4/15/27 (144A)                       462,375
                                                                                                   ------------
                             Total Healthcare-Services                                             $  1,323,759
---------------------------------------------------------------------------------------------------------------
                             Home Builders -- 1.0%
          135,000            Beazer Homes USA, Inc., 8.75%, 3/15/22                                $    141,075
          350,000            Brookfield Residential Properties, Inc., 6.375%,
                             5/15/25 (144A)                                                             343,000
          211,000            KB Home, 6.875%, 6/15/27                                                   220,231
          250,000            KB Home, 7.0%, 12/15/21                                                    267,500
          340,000            KB Home, 7.625%, 5/15/23                                                   374,850
                                                                                                   ------------
                             Total Home Builders                                                   $  1,346,656
---------------------------------------------------------------------------------------------------------------
                             Home Furnishings -- 0.8%
EUR       930,000            International Design Group S.p.A., 6.5%,
                             11/15/25 (144A)                                                       $  1,042,092
                                                                                                   ------------
                             Total Home Furnishings                                                $  1,042,092
---------------------------------------------------------------------------------------------------------------
                             Internet -- 1.3%
EUR     1,580,000            eDreams ODIGEO SA, 5.5%, 9/1/23 (144A)                                $  1,801,781
                                                                                                   ------------
                             Total Internet                                                        $  1,801,781
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Iron/Steel -- 0.8%
        1,093,000            Metinvest BV, 7.75%, 4/23/23 (144A)                                   $  1,070,097
                                                                                                   ------------
                             Total Iron/Steel                                                      $  1,070,097
---------------------------------------------------------------------------------------------------------------
                             Leisure Time -- 0.4%
          250,000            Silversea Cruise Finance, Ltd., 7.25%, 2/1/25 (144A)                  $    269,062
          245,000            Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                                253,575
                                                                                                   ------------
                             Total Leisure Time                                                    $    522,637
---------------------------------------------------------------------------------------------------------------
                             Media -- 1.6%
          250,000            Altice Finco SA, 8.125%, 1/15/24 (144A)                               $    258,750
          300,000            Altice Luxembourg SA, 7.75%, 5/15/22 (144A)                                305,625
          309,000            Clear Channel Worldwide Holdings, Inc., 9.25%,
                             2/15/24 (144A)                                                             332,561
          315,000            CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                     324,491
          855,000            TEGNA, Inc., 6.375%, 10/15/23                                              883,326
                                                                                                   ------------
                             Total Media                                                           $  2,104,753
---------------------------------------------------------------------------------------------------------------
                             Metal Fabricate/Hardware -- 0.5%
          615,000            Novelis Corp., 5.875%, 9/30/26 (144A)                                 $    624,994
                                                                                                   ------------
                             Total Metal Fabricate/Hardware                                        $    624,994
---------------------------------------------------------------------------------------------------------------
                             Mining -- 2.2%
          210,000            Alcoa Nederland Holding BV, 6.125%, 5/15/28 (144A)                    $    218,400
          330,000            Aleris International, Inc., 10.75%, 7/15/23 (144A)                         345,675
          141,763(f)         Boart Longyear Management Pty, Ltd., 10.0% (0.0%
                             PIK or 10.0% cash), 12/31/22                                               124,751
          500,000            First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)                        468,125
          425,000            First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)                         420,962
          200,000            Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                               207,500
          589,000            Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                              612,560
          170,000            Joseph T Ryerson & Son, Inc., 11.0%, 5/15/22 (144A)                        180,200
           70,000            Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                                   74,902
          375,000            Vedanta Resources, Ltd., 6.375%, 7/30/22 (144A)                            365,813
                                                                                                   ------------
                             Total Mining                                                          $  3,018,888
---------------------------------------------------------------------------------------------------------------
                             Miscellaneous Manufacturers -- 0.1%
          150,000            Koppers, Inc., 6.0%, 2/15/25 (144A)                                   $    145,170
                                                                                                   ------------
                             Total Miscellaneous Manufacturers                                     $    145,170
---------------------------------------------------------------------------------------------------------------
                             Multi-National -- 0.5%
          200,000            Banque Ouest Africaine de Developpement, 5.0%,
                             7/27/27 (144A)                                                        $    200,156
IDR 2,730,000,000            European Investment Bank, 7.2%, 7/9/19 (144A)                              190,889
IDR 4,840,000,000            Inter-American Development Bank, 7.875%, 3/14/23                           342,315
                                                                                                   ------------
                             Total Multi-National                                                  $    733,360
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 21

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- 10.7%
           95,000            Ascent Resources Utica Holdings LLC/ARU Finance
                             Corp., 10.0%, 4/1/22 (144A)                                           $    103,788
          489,000            Calumet Specialty Products Partners LP/Calumet Finance
                             Corp., 6.5%, 4/15/21                                                       473,107
          409,000            Centennial Resource Production LLC, 6.875%,
                             4/1/27 (144A)                                                              423,826
          660,000            Ensign Drilling, Inc., 9.25%, 4/15/24 (144A)                               661,096
          410,000            Great Western Petroleum LLC/Great Western Finance Corp.,
                             9.0%, 9/30/21 (144A)                                                       333,125
          740,000            Gulfport Energy Corp., 6.0%, 10/15/24                                      648,891
          450,000            Gulfport Energy Corp., 6.375%, 5/15/25                                     396,000
          402,000            Halcon Resources Corp., 6.75%, 2/15/25                                     258,285
        1,745,000            Indigo Natural Resources LLC, 6.875%, 2/15/26 (144A)                     1,618,488
          420,000            MEG Energy Corp., 6.5%, 1/15/25 (144A)                                     422,100
          603,000            Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)                          607,523
          703,504(f)         Northern Oil & Gas, Inc., 9.5% (1.0% PIK or 8.5% cash),
                             5/15/23                                                                    738,679
        1,045,000            Nostrum Oil & Gas Finance BV, 8.0%, 7/25/22 (144A)                         745,660
          450,000            Novatek OAO via Novatek Finance, DAC, 4.422%,
                             12/13/22 (144A)                                                            457,448
          369,000            Oasis Petroleum, Inc., 6.875%, 3/15/22                                     370,384
          200,000            PBF Holding Co. LLC/PBF Finance Corp., 7.0%, 11/15/23                      205,750
          410,000            Petrobras Global Finance BV, 6.25%, 3/17/24                                440,934
          650,000            Petrobras Global Finance BV, 7.375%, 1/17/27                               725,270
          390,000            Petroleum Co. of Trinidad & Tobago, Ltd., 9.75%,
                             8/14/19 (144A)                                                             382,297
          160,754(f)         PetroQuest Energy, Inc., 10.0% (10.0% PIK or 0.0%
                             cash), 2/15/24                                                             136,641
          707,000            SEPLAT Petroleum Development Co. Plc, 9.25%,
                             4/1/23 (144A)                                                              735,280
          815,000            Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)                       798,700
          860,000            Transocean, Inc., 7.25%, 11/1/25 (144A)                                    851,400
          120,000            Transocean, Inc., 7.5%, 1/15/26 (144A)                                     118,200
          480,000            Whiting Petroleum Corp., 5.75%, 3/15/21                                    491,856
          100,000            Whiting Petroleum Corp., 6.625%, 1/15/26                                    99,845
          150,000            WPX Energy, Inc., 8.25%, 8/1/23                                            171,188
          995,000            YPF SA, 6.95%, 7/21/27 (144A)                                              845,949
ARS     7,750,000            YPF SA, 16.5%, 5/9/22 (144A)                                               112,753
                                                                                                   ------------
                             Total Oil & Gas                                                       $ 14,374,463
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Oil & Gas Services -- 2.1%
          540,000            Archrock Partners LP/Archrock Partners Finance Corp.,
                             6.0%, 10/1/22                                                         $    544,050
          521,000            Archrock Partners LP/Archrock Partners Finance Corp.,
                             6.875%, 4/1/27 (144A)                                                      542,491
        1,168,000            Calfrac Holdings LP, 8.5%, 6/15/26 (144A)                                  969,440
          750,000            KCA Deutag UK Finance Plc, 9.625%, 4/1/23 (144A)                           639,375
          170,000            SESI LLC, 7.75%, 9/15/24                                                   125,375
                                                                                                   ------------
                             Total Oil & Gas Services                                              $  2,820,731
---------------------------------------------------------------------------------------------------------------
                             Packaging & Containers -- 0.8%
         100,000(f)          ARD Finance SA, 7.125% (7.875% PIK or 0.0%
                             cash), 9/15/23                                                        $    100,125
          320,000            Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc.,
                             7.25%, 5/15/24 (144A)                                                      337,136
          630,000            Intertape Polymer Group, Inc., 7.0%, 10/15/26 (144A)                       644,175
                                                                                                   ------------
                             Total Packaging & Containers                                          $  1,081,436
---------------------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 2.5%
EUR       345,000            Bausch Health Cos., Inc., 4.5%, 5/15/23 (144A)                        $    390,432
EUR       450,000            Bausch Health Cos., Inc., 4.5%, 5/15/23                                    509,259
          494,000            Bausch Health Cos., Inc., 5.875%, 5/15/23 (144A)                           497,804
          430,000            Bausch Health Cos., Inc., 7.0%, 3/15/24 (144A)                             453,113
          425,000            BioScrip, Inc., 8.875%, 2/15/21                                            423,938
          532,000            Endo, Dac/Endo Finance LLC/Endo Finco, Inc.,
                             6.0%, 7/15/23 (144A)                                                       433,580
          240,000            Endo, Dac/Endo Finance LLC/Endo Finco, Inc.,
                             6.0%, 2/1/25 (144A)                                                        183,300
          109,000            Horizon Pharma USA, Inc., 6.625%, 5/1/23                                   112,270
           70,000            Horizon Pharma USA, Inc., 8.75%, 11/1/24 (144A)                             75,600
          255,000            Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)                              264,512
                                                                                                   ------------
                             Total Pharmaceuticals                                                 $  3,343,808
---------------------------------------------------------------------------------------------------------------
                             Pipelines -- 4.9%
          500,000            American Midstream Partners LP/American Midstream
                             Finance Corp., 9.5%, 12/15/21 (144A)                                  $    481,250
          220,000            Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                             6.125%, 11/15/22 (144A)                                                    222,200
          310,000            Blue Racer Midstream LLC/Blue Racer Finance Corp.,
                             6.625%, 7/15/26 (144A)                                                     316,588
          200,000            Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24                        224,250
          230,000            DCP Midstream Operating LP, 5.6%, 4/1/44                                   218,500
          555,000            Delek Logistics Partners LP/Delek Logistics Finance Corp.,
                             6.75%, 5/15/25                                                             555,000
          450,000(d)         Energy Transfer Operating LP, 5.597% (3 Month USD
                             LIBOR + 302 bps), 11/1/66                                                  371,250

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 23

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Pipelines -- (continued)
          118,000            EnLink Midstream Partners LP, 5.05%, 4/1/45                           $    101,480
          344,000            EnLink Midstream Partners LP, 5.6%, 4/1/44                                 310,030
          950,000            Genesis Energy LP/Genesis Energy Finance Corp.,
                             6.75%, 8/1/22                                                              963,499
          585,000            Hess Infrastructure Partners LP/Hess Infrastructure
                             Partners Finance Corp., 5.625%, 2/15/26 (144A)                             598,162
          935,000            PBF Logistics LP/PBF Logistics Finance Corp.,
                             6.875%, 5/15/23                                                            955,944
        1,175,000            Williams Cos., Inc., 5.75%, 6/24/44                                      1,279,303
                                                                                                   ------------
                             Total Pipelines                                                       $  6,597,456
---------------------------------------------------------------------------------------------------------------
                             Real Estate -- 0.1%
           98,000            Realogy Group LLC/Realogy Co-Issuer Corp., 9.375%,
                             4/1/27 (144A)                                                         $    101,793
                                                                                                   ------------
                             Total Real Estate                                                     $    101,793
---------------------------------------------------------------------------------------------------------------
                             REITS -- 1.0%
        1,404,000            Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC,
                             6.0%, 4/15/23 (144A)                                                  $  1,347,840
                                                                                                   ------------
                             Total REITS                                                           $  1,347,840
---------------------------------------------------------------------------------------------------------------
                             Retail -- 0.9%
          495,000            Golden Nugget, Inc., 6.75%, 10/15/24 (144A)                           $    506,138
          470,000            Golden Nugget, Inc., 8.75%, 10/1/25 (144A)                                 492,325
          350,000            Neiman Marcus Group, Ltd. LLC, 8.0%, 10/15/21 (144A)                       192,500
                                                                                                   ------------
                             Total Retail                                                          $  1,190,963
---------------------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.2%
          200,000            Micron Technology, Inc., 5.5%, 2/1/25                                 $    205,946
                                                                                                   ------------
                             Total Semiconductors                                                  $    205,946
---------------------------------------------------------------------------------------------------------------
                             Software -- 0.8%
          601,000            Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                      $    560,432
          543,000            SS&C Technologies, Inc., 5.5%, 9/30/27 (144A)                              556,914
                                                                                                   ------------
                             Total Software                                                        $  1,117,346
---------------------------------------------------------------------------------------------------------------
                             Telecommunications -- 5.0%
          425,000            Altice France SA, 6.25%, 5/15/24 (144A)                               $    435,625
          200,000            Altice France SA, 8.125%, 2/1/27 (144A)                                    209,000
          300,000            Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                                276,759
          325,000            Cincinnati Bell, Inc., 8.0%, 10/15/25 (144A)                               296,562
          280,000            CommScope Technologies LLC, 6.0%, 6/15/25 (144A)                           284,382
          115,000            Digicel Group One, Ltd., 8.25%, 12/30/22 (144A)                             75,727
          110,000            Digicel Group Two, Ltd., 8.25%, 9/30/22 (144A)                              42,900
          750,000            Digicel, Ltd., 6.75%, 3/1/23                                               531,150

The accompanying notes are an integral part of these financial statements.

24 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Telecommunications -- (continued)
          500,000            Frontier Communications Corp., 8.5%, 4/1/26 (144A)                    $    471,250
        1,165,000            Frontier Communications Corp., 8.75%, 4/15/22                              806,762
          290,000            Frontier Communications Corp., 11.0%, 9/15/25                              187,775
          200,000            Mobile Telesystems OJSC via MTS International Funding,
                             Ltd., 5.0%, 5/30/23 (144A)                                                 202,964
          340,000            Sprint Corp., 7.125%, 6/15/24                                              340,744
          485,000            Sprint Corp., 7.25%, 9/15/21                                               508,037
          850,000            Sprint Corp., 7.625%, 3/1/26                                               850,000
        1,300,000(h)         Windstream Services LLC/Windstream Finance Corp.,
                             8.625%, 10/31/25 (144A)                                                  1,280,500
          114,000(h)         Windstream Services LLC/Windstream Finance Corp.,
                             8.75%, 12/15/24 (144A)                                                      25,080
                                                                                                   ------------
                             Total Telecommunications                                              $  6,825,217
---------------------------------------------------------------------------------------------------------------
                             Transportation -- 0.2%
          375,000            Navios South American Logistics, Inc./Navios Logistics
                             Finance US, Inc., 7.25%, 5/1/22 (144A)                                $    344,062
                                                                                                   ------------
                             Total Transportation                                                  $    344,062
---------------------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $98,411,418)                                                    $101,950,643
---------------------------------------------------------------------------------------------------------------
                             FOREIGN GOVERNMENT BONDS -- 4.6%
                             of Net Assets
                             Angola -- 0.3%
          448,000            Angolan Government International Bond, 8.25%,
                             5/9/28 (144A)                                                         $    468,399
                                                                                                   ------------
                             Total Angola                                                          $    468,399
---------------------------------------------------------------------------------------------------------------
                             Argentina -- 1.2%
          141,280            Province of Salta Argentina, 9.5%, 3/16/22 (144A)                     $    136,688
          360,000            Provincia de Buenos Aires, 9.125%, 3/16/24 (144A)                          271,350
          230,000            Provincia de Buenos Aires, 9.95%, 6/9/21 (144A)                            195,500
          670,000            Provincia de Entre Rios Argentina, 8.75%, 2/8/25 (144A)                    431,413
          785,000            Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)                      606,413
                                                                                                   ------------
                             Total Argentina                                                       $  1,641,364
---------------------------------------------------------------------------------------------------------------
                             Bahrain -- 0.2%
          300,000            Bahrain Government International Bond, 7.0%,
                             10/12/28 (144A)                                                       $    324,000
                                                                                                   ------------
                             Total Bahrain                                                         $    324,000
---------------------------------------------------------------------------------------------------------------
                             Egypt -- 0.8%
EGP    16,050,000(i)         Egypt Treasury Bills, 2/4/20                                          $    826,936
EGP     4,350,000(i)         Egypt Treasury Bills, 3/3/20                                               221,624
                                                                                                   ------------
                             Total Egypt                                                           $  1,048,560
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 25

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Kenya -- 0.4%
          500,000            Kenya Government International Bond, 6.875%,
                             6/24/24 (144A)                                                        $    510,000
                                                                                                   ------------
                             Total Kenya                                                           $    510,000
---------------------------------------------------------------------------------------------------------------
                             Mexico -- 0.8%
MXN       970,000            Mexican Bonos, 7.75%, 11/13/42                                        $     47,374
MXN    18,385,500            Mexican Bonos, 8.0%, 12/7/23                                               972,208
                                                                                                   ------------
                             Total Mexico                                                          $  1,019,582
---------------------------------------------------------------------------------------------------------------
                             Turkey -- 0.3%
          475,000            Turkey Government International Bond, 3.25%, 3/23/23                  $    415,856
                                                                                                   ------------
                             Total Turkey                                                          $    415,856
---------------------------------------------------------------------------------------------------------------
                             Ukraine -- 0.6%
          750,000            Ukraine Government International Bond, 8.994%,
                             2/1/24 (144A)                                                         $    747,465
                                                                                                   ------------
                             Total Ukraine                                                         $    747,465
---------------------------------------------------------------------------------------------------------------
                             TOTAL FOREIGN GOVERNMENT BONDS
                             (Cost $6,513,523)                                                     $  6,175,226
---------------------------------------------------------------------------------------------------------------
                             INSURANCE-LINKED SECURITIES -- 23.0%
                             of Net Assets(j)
                             Catastrophe Linked Bonds -- 9.6%
                             Earthquakes -- California -- 0.5%
          250,000(d)         Ursa Re, 7.515% (3 Month U.S. Treasury Bill +
                             510 bps), 9/24/21 (144A)                                              $    245,775
          400,000(d)         Ursa Re, 7.785% (3 Month U.S. Treasury Bill +
                             537 bps), 12/10/20 (144A)                                                  397,240
                                                                                                   ------------
                                                                                                   $    643,015
---------------------------------------------------------------------------------------------------------------
                             Earthquakes -- Japan -- 0.7%
          500,000(d)         Kizuna Re II, 4.915% (3 Month U.S. Treasury Bill +
                             250 bps), 4/11/23 (144A)                                              $    494,150
          500,000(d)         Nakama Re, 4.475% (6 Month USD LIBOR + 220
                             bps), 10/13/21 (144A)                                                      496,550
                                                                                                   ------------
                                                                                                   $    990,700
---------------------------------------------------------------------------------------------------------------
                             Earthquakes -- U.S. -- 0.2%
          300,000(d)         Acorn Re, 5.151% (3 Month USD LIBOR + 275
                             bps), 11/10/21 (144A)                                                 $    296,700
---------------------------------------------------------------------------------------------------------------
                             Earthquakes -- U.S. Regional -- 0.4%
          500,000(d)         Merna Re, 4.415% (3 Month U.S. Treasury Bill +
                             200 bps), 4/8/20 (144A)                                               $    497,350
---------------------------------------------------------------------------------------------------------------
                             Flood -- U.S. -- 0.2%
          250,000(d)         FloodSmart Re, 13.67% (3 Month U.S. Treasury Bill +
                             1,125 bps), 8/6/21 (144A)                                             $    247,100
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Health -- U.S. -- 0.7%
        1,000,000(d)         Vitality Re VII, 5.065% (3 Month U.S. Treasury Bill +
                             265 bps), 1/7/20 (144A)                                               $  1,007,100
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- Europe -- 0.4%
EUR       500,000(d)         Lion II Re, 3.29% (3 Month EURIBOR + 329 bps),
                             7/15/21 (144A)                                                        $    560,208
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. -- 2.0%
          375,000(d)         Caelus Re V, 2.92% (1 Month U.S. Treasury Bill +
                             50 bps), 6/5/20 (144A)                                                $         38
          400,000(d)         Caelus Re V, 2.92% (1 Month U.S. Treasury Bill +
                             50 bps), 6/5/20 (144A)                                                          40
          250,000(d)         Caelus Re V, 9.92% (3 Month U.S. Treasury Bill +
                             750 bps), 6/7/21 (144A)                                                    208,600
          500,000(d)         Kilimanjaro II Re, 9.481% (6 Month USD LIBOR +
                             714 bps), 4/20/21 (144A)                                                   496,500
          500,000(d)         Kilimanjaro II Re, 12.941% (6 Month USD LIBOR +
                             949 bps), 4/20/21 (144A)                                                   496,650
          750,000(d)         Northshore Re II, 9.625% (3 Month U.S. Treasury Bill +
                             721 bps), 7/6/20 (144A)                                                    745,050
          250,000(d)         Residential Reinsurance 2018 Re, 13.915% (3 Month
                             U.S. Treasury Bill + 1,150 bps), 12/6/22 (144A)                            243,750
          500,000(d)         Spectrum Capital Re, 8.335% (6 Month USD LIBOR +
                             575 bps), 6/8/21 (144A)                                                    489,600
                                                                                                   ------------
                                                                                                   $  2,680,228
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- Worldwide -- 0.9%
          250,000(d)         Galilei Re, 11.166% (6 Month USD LIBOR + 863
                             bps), 1/8/21 (144A)                                                   $    245,625
          250,000(d)         Galilei Re, 16.376% (6 Month USD LIBOR +
                             1,386 bps), 1/8/20 (144A)                                                  246,250
          250,000(d)         Galilei Re, 16.396% (6 Month USD LIBOR +
                             1,386 bps), 1/8/21 (144A)                                                  244,600
          500,000(d)         Galileo Re, 10.054% (3 Month USD LIBOR +
                             750 bps), 11/6/20 (144A)                                                   495,700
                                                                                                   ------------
                                                                                                   $  1,232,175
---------------------------------------------------------------------------------------------------------------
                             Pandemic -- Worldwide -- 0.4%
          300,000(d)         International Bank for Reconstruction &
                             Development, 9.487% (6 Month USD LIBOR +
                             690 bps), 7/15/20 (144A)                                              $    300,900
          300,000(d)         International Bank for Reconstruction &
                             Development, 13.965% (6 Month USD LIBOR +
                             1,150 bps), 7/15/20 (144A)                                                 232,500
                                                                                                   ------------
                                                                                                   $    533,400
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 27

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Wildfires -- California -- 0.0%+
          250,000(d)         Cal Phoenix Re, 9.988% (3 Month USD LIBOR +
                             750 bps), 8/13/21 (144A)                                              $     12,500
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- Florida -- 1.3%
          750,000(d)         Integrity Re, 5.472% (6 Month USD LIBOR +
                             324 bps), 6/10/20 (144A)                                              $    745,875
          500,000(d)         Integrity Re, 6.352% (6 Month USD LIBOR +
                             412 bps), 6/10/20 (144A)                                                   494,800
          500,000(d)         Sanders Re, 5.412% (6 Month USD LIBOR + 311
                             bps), 6/5/20 (144A)                                                        494,550
                                                                                                   ------------
                                                                                                   $  1,735,225
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- Japan -- 0.4%
          500,000(d)         Aozora Re, 4.771% (6 Month USD LIBOR + 229 bps),
                             4/7/20 (144A)                                                         $    495,700
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- Massachusetts -- 0.5%
          750,000(d)         Cranberry Re, 4.231% (6 Month USD LIBOR +
                             200 bps), 7/13/20 (144A)                                              $    740,025
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- Mexico -- 0.4%
          250,000(d)         International Bank for Reconstruction &
                             Development, 8.275% (6 Month USD LIBOR +
                             590 bps), 12/20/19 (144A)                                             $    247,875
          250,000(d)         International Bank for Reconstruction &
                             Development, 11.675% (6 Month USD LIBOR +
                             930 bps), 12/20/19 (144A)                                                  243,875
                                                                                                   ------------
                                                                                                   $    491,750
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- Texas -- 0.4%
          500,000(d)         Alamo Re, 7.27% (3 Month U.S. Treasury Bill +
                             485 bps), 6/8/20 (144A)                                               $    498,800
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- U.S. Multistate -- 0.2%
          750,000(d)         Citrus Re, 7.85% (3 Month U.S. Treasury Bill +
                             785 bps), 4/25/19 (144A)                                              $    262,500
                                                                                                   ------------
                             Total Catastrophe Linked Bonds                                        $ 12,924,476
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)
---------------------------------------------------------------------------------------------------------------
                             Collateralized Reinsurance -- 3.4%
                             Multiperil -- Massachusetts -- 0.3%
          416,087+(a)(x)     Denning Re 2018, 7/15/19                                              $    417,585
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. Regional -- 0.2%
          250,000+(a)(x)     EC0012 Re, 6/15/19                                                    $    247,500
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- Worldwide -- 2.3%
          575,641+(x)        Clarendon Re 2018, 1/15/20                                            $    512,505
          650,000+(a)(x)     Cypress Re 2017, 1/10/20                                                    56,290
          300,766+(x)        Dartmouth Re 2018, 1/15/20                                                 162,534
          115,581+(a)(x)     Dartmouth Re 2019, 1/31/20                                                  93,676
          250,000+(a)(x)     Dingle Re 2019, 2/1/20                                                     230,264
          389,876+(x)        Gloucester Re 2018, 1/15/20                                                302,520
          368,836+(x)        Kilarney Re 2018, 4/15/20                                                  312,589
          350,000+(a)(x)     Merion Re 2018, 12/31/21                                                    22,225
          363,501+(x)        Merion Re 2019-1, 12/31/22                                                 309,040
          250,000+(a)(x)     Old Head Re 2019, 12/31/22                                                 212,608
          333,342+(x)        Oyster Bay Re 2018, 1/15/20                                                302,541
          700,000+(a)(x)     Resilience Re, 12/31/19                                                        490
          567,400+(x)        Seminole Re 2018, 1/15/20                                                  234,052
          142,857+(x)        Seminole Re 2019, 1/31/20                                                  112,043
          297,355+(a)(x)     Wentworth Re 2019-1, 12/31/22                                              268,216
                                                                                                   ------------
                                                                                                   $  3,131,593
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- Florida -- 0.4%
          750,000+(a)(x)     Portrush Re 2017, 6/15/19                                             $    497,175
---------------------------------------------------------------------------------------------------------------
                             Windstorms -- U.S. Regional -- 0.2%
          250,000+(a)(y)     Promissum Re 2018, 6/15/19                                            $     18,300
          250,000+(a)(x)     Resilience Re, 6/15/19                                                     261,425
                                                                                                   ------------
                                                                                                   $    279,725
                                                                                                   ------------
                             Total Collateralized Reinsurance                                      $  4,573,578
---------------------------------------------------------------------------------------------------------------
                             Industry Loss Warranties -- 0.0%+
                             Multiperil -- U.S. -- 0.0%+
          532,200+(x)        Cypress Re 2018, 7/15/19                                              $     38,851
                                                                                                   ------------
                             Total Industry Loss Warranties                                        $     38,851
---------------------------------------------------------------------------------------------------------------
                             Reinsurance Sidecars -- 10.0%
                             All Natural Peril -- Worldwide -- 1.1%
          712,500+(a)(x)     Eden Re II, 3/22/23 (144A)                                            $    742,852
          313,499+(a)(z)     Thopas Re 2019, 12/31/22                                                   320,553
          441,274+(a)(x)     Versutus Re 2019-A, 12/31/21                                               447,187
                                                                                                   ------------
                                                                                                   $  1,510,592
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. -- 1.4%
          800,000+(x)        Carnoustie Re 2015, 7/1/19                                            $      2,560
        1,000,000+(x)        Carnoustie Re 2016, 11/30/20                                                27,000
        1,000,000+(a)(x)     Carnoustie Re 2017, 11/30/21                                               254,200
          250,000+(a)(x)     Carnoustie Re 2018, 12/31/21                                                24,950
          400,000+(a)(x)     Castle Stuart Re 2018, 12/1/21                                             337,360
        1,000,000+(a)(z)     Harambee Re 2018, 12/31/21                                                 185,837
        1,000,000+(a)(z)     Harambee Re 2019, 12/31/22                                               1,011,800
                                                                                                   ------------
                                                                                                   $  1,843,707
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 29

---------------------------------------------------------------------------------------------------------------
Face
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- U.S. Regional -- 0.0%+
          250,000+(a)(x)     EC0009 Re, 12/31/20                                                   $     66,875
---------------------------------------------------------------------------------------------------------------
                             Multiperil -- Worldwide -- 7.5%
          250,000+(a)(x)     Alturas Re 2019-2, 3/10/22                                            $    252,650
          500,000+(a)(x)     Bantry Re 2018, 12/31/21                                                    30,700
          492,000+(a)(x)     Bantry Re 2019, 12/31/22                                                   500,710
        1,579,039+(x)        Berwick Re 2018-1, 12/31/21                                                260,699
        1,215,671+(a)(x)     Berwick Re 2019-1, 12/31/22                                              1,243,388
          400,000+(a)(z)     Blue Lotus Re 2018, 12/31/21                                               426,640
           37,500+(a)(x)     Eden Re II, 3/22/22 (144A)                                                  88,395
           12,500+(a)(x)     Eden Re II, 3/22/22 (144A)                                                  30,378
        2,400,000+(x)        Gleneagles Re 2016, 11/30/20                                               148,800
        1,500,000+(a)(x)     Gleneagles Re 2017, 11/30/21                                               677,100
          250,000+(a)(x)     Gleneagles Re 2018, 12/31/21                                                29,575
          221,708+(a)(x)     Gleneagles Re 2019, 12/31/22                                               226,102
        1,059,157+(x)        Gullane Re 2018, 12/31/21                                                  991,371
          250,000+(a)(x)     Limestone Re 2018, 3/1/22                                                  262,750
        1,000,000+(a)(z)     Lorenz Re 2017, 3/31/20                                                     59,600
          750,000+(a)(z)     Lorenz Re 2018, 7/1/21                                                     554,175
          500,000+(a)(x)     Merion Re 2018-2, 12/31/21                                                 497,450
          250,000+(a)(z)     NCM Re 2018, 12/31/21                                                       75,375
          103,281+(a)(z)     NCM Re 2019, 12/31/22                                                      105,904
        3,000,000+(x)        Pangaea Re 2015-1, 2/1/20                                                    5,400
        2,000,000+(x)        Pangaea Re 2016-1, 11/30/20                                                  2,600
        2,000,000+(x)        Pangaea Re 2017-1, 11/30/21                                                     --
        1,000,000+(a)(x)     Pangaea Re 2018-1, 12/31/21                                                 58,800
        1,000,000+(a)(x)     Pangaea Re 2018-3, 7/1/22                                                  853,300
          819,247+(a)(x)     Pangaea Re 2019-1, 2/1/23                                                  831,126
          500,000+(a)(x)     Sector Re V, 3/1/24 (144A)                                                 500,000
        1,000,000+(a)(x)     Silverton Re 2017, 9/16/19 (144A)                                           20,800
        1,000,000+(a)(x)     St. Andrews Re 2017-1, 2/1/20                                               67,800
          500,000+(a)(z)     Thopas Re 2018, 12/31/21                                                    84,350
          500,000+(a)(x)     Versutus Re 2018, 12/31/21                                                  34,950
           58,727+(a)(x)     Versutus Re 2019-B, 12/31/21                                                59,514
          500,000+(a)(z)     Viribus Re 2018, 12/31/21                                                  157,900
          212,306+(a)(z)     Viribus Re 2019, 12/31/22                                                  223,197
          507,289+(x)        Woburn Re 2018, 12/31/21                                                   215,598
          499,829+(a)(x)     Woburn Re 2019, 12/31/22                                                   514,442
                                                                                                   ------------
                                                                                                   $ 10,091,539
                                                                                                   ------------
                             Total Reinsurance Sidecars                                            $ 13,512,713
---------------------------------------------------------------------------------------------------------------
                             TOTAL INSURANCE-LINKED SECURITIES
                             (Cost $34,199,231)                                                    $ 31,049,618
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                     SENIOR SECURED FLOATING RATE LOAN
                     INTERESTS -- 34.3% of Net Assets*(d)
                     Aerospace & Defense -- 0.7%
          487,490    MACOM Technology Solutions Holdings, Inc. (fka
                     M/A-COM Technology Solutions Holdings, Inc.), Initial
                     Term Loan, 4.733% (LIBOR + 225 bps), 5/17/24                                  $    462,202
          491,250    Peraton Corp. (fka MHVC Acquisition Corp.), First Lien
                     Initial Term Loan, 7.74% (LIBOR +525 bps), 4/29/24                                 477,741
                                                                                                   ------------
                     Total Aerospace & Defense                                                     $    939,943
---------------------------------------------------------------------------------------------------------------
                     Automobile -- 2.7%
          228,538    American Axle & Manufacturing, Inc., Tranche B Term
                     Loan, 4.767% (LIBOR + 225 bps), 4/6/24                                        $    226,179
          357,338    Bombardier Recreational Products, Inc., Term B Loan,
                     4.48% (LIBOR + 200 bps), 5/23/25                                                   355,403
          461,187    Commercial Vehicle Group, Inc. (CVG), Initial Term Loan,
                     8.483% (LIBOR + 600 bps), 4/12/23                                                  461,187
          624,241    CWGS Group LLC (aka Camping World, Inc.), Term
                     Loan, 5.229% (LIBOR + 275 bps), 11/8/23                                            579,920
          500,000    Drive Chassis Holdco LLC, Second Lien Term B Loan,
                     10.834% (LIBOR + 825 bps), 4/10/26                                                 481,250
          378,385    Navistar, Inc., Tranche B Term Loan, 5.99% (LIBOR +
                     350 bps), 11/6/24                                                                  379,093
          471,296    Thor Industries, Inc., Initial USD Term Loan, 6.313%
                     (LIBOR + 375 bps), 2/1/26                                                          463,932
          134,158    TI Group Automotive Systems LLC, Initial US Term Loan,
                     4.983% (LIBOR + 250 bps), 6/30/22                                                  133,318
          547,644    Tower Automotive Holdings USA LLC, Initial Term Loan,
                     5.25% (LIBOR + 275 bps), 3/7/24                                                    542,852
                                                                                                   ------------
                     Total Automobile                                                              $  3,623,134
---------------------------------------------------------------------------------------------------------------
                     Banking -- 0.2%
          250,000    Starfruit Finco BV (Starfruit US Holdco LLC) (aka
                     AkzoNobel), Initial Dollar Term Loan, 5.729%
                     (LIBOR + 325 bps), 10/1/25                                                    $    249,649
                                                                                                   ------------
                     Total Banking                                                                 $    249,649
---------------------------------------------------------------------------------------------------------------
                     Beverage, Food & Tobacco -- 0.6%
          492,019(k) Chobani LLC (Chobani Idaho LLC), First Lien New Term
                     Loan, 10/10/23                                                                $    486,330
          344,750    Give and Go Prepared Foods Corp. (fka GG Foods
                     Acquisition Corp.), First Lien 2017 Term Loan, 6.851%
                     (LIBOR + 425 bps), 7/29/23                                                         314,871
                                                                                                   ------------
                     Total Beverage, Food & Tobacco                                                $    801,201
---------------------------------------------------------------------------------------------------------------
                     Broadcasting & Entertainment -- 0.5%
          523,238    Creative Artists Agency LLC, Refinancing Term Loan,
                     5.487% (LIBOR + 300 bps), 2/15/24                                             $    524,627

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 31

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Broadcasting & Entertainment -- (continued)
          213,825            MediArena Acquisition BV (fka AP NMT Acquisition BV),
                             First Lien Dollar Term B Loan, 8.35% (LIBOR +
                             575 bps), 8/13/21                                                     $    213,936
                                                                                                   ------------
                             Total Broadcasting & Entertainment                                    $    738,563
---------------------------------------------------------------------------------------------------------------
                             Building Materials -- 0.5%
          294,742            Summit Materials LLC, New Term Loan, 4.483% (LIBOR +
                             200 bps), 11/21/24                                                    $    294,834
          393,000            WKI Holding Co., Inc. (aka World Kitchen), Initial Term
                             Loan, 6.592% (LIBOR + 400 bps), 5/1/24                                     394,719
                                                                                                   ------------
                             Total Building Materials                                              $    689,553
---------------------------------------------------------------------------------------------------------------
                             Buildings & Real Estate -- 1.7%
          495,000            Beacon Roofing Supply, Inc., Initial Term Loan, 4.734%
                             (LIBOR + 225 bps), 1/2/25                                             $    492,319
          859,159            Builders FirstSource, Inc., Refinancing Term Loan, 5.601%
                             (LIBOR + 300 bps), 2/29/24                                                 849,761
          483,853            Uniti Group, Inc., Shortfall Term Loan, 7.483% (LIBOR +
                             500 bps), 10/24/22                                                         477,503
          408,120            WireCo WorldGroup, Inc., (WireCo WorldGroup Finance LP),
                             First Lien Initial Term Loan, 7.483% (LIBOR +
                             500 bps), 9/29/23                                                          409,344
                                                                                                   ------------
                             Total Buildings & Real Estate                                         $  2,228,927
---------------------------------------------------------------------------------------------------------------
                             Chemicals, Plastics & Rubber -- 2.1%
          287,844            Chemours Co., Tranche B-2 US Dollar Term Loan,
                             4.24% (LIBOR + 175 bps), 4/3/25                                       $    287,087
          240,677            Infiltrator Water Technologies LLC, First Lien Term B-2
                             Loan, 5.601% (LIBOR + 300 bps), 5/27/22                                    241,429
          187,031            Natgasoline LLC, Initial Term Loan, 6.125% (LIBOR +
                             350 bps), 11/14/25                                                         188,195
          560,762            Omnova Solutions, Inc., Term B-2 Loan, 5.733% (LIBOR +
                             325 bps), 8/25/23                                                          562,164
          366,686            Tata Chemicals North America, Term Loan, 5.375% (LIBOR +
                             275 bps), 8/7/20                                                           367,603
          400,908            Tronox Finance LLC, First Lien Initial Dollar Term Loan,
                             5.483% (LIBOR + 300 bps), 9/23/24                                          402,484
          591,030            Twist Beauty International Holdings SA, Facility B2, 5.887%
                             (LIBOR + 300 bps), 4/22/24                                                 590,107
          169,729            Univar USA, Inc., Term B-3 Loan, 4.733% (LIBOR +
                             225 bps), 7/1/24                                                           170,154
                                                                                                   ------------
                             Total Chemicals, Plastics & Rubber                                    $  2,809,223
---------------------------------------------------------------------------------------------------------------
                             Computers & Electronics -- 1.1%
          247,500            Chloe OX Parent LLC, Initial Term Loan, 7.101% (LIBOR +
                             450 bps), 12/23/24                                                    $    247,809

The accompanying notes are an integral part of these financial statements.

32 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Computers & Electronics -- (continued)
          178,710            Energy Acquisition LP (aka Electrical Components
                             International), First Lien Initial Term Loan,
                             6.851% (LIBOR + 425 bps), 6/26/25                                     $    174,242
          300,000(k)         Neo Technology, Inc., Term Loan B, 4/24/26                                 302,250
          814,688            Ultra Clean Holdings, Inc., Term B Loan, 6.983%
                             (LIBOR + 450 bps), 8/27/25                                                 802,467
                                                                                                   ------------
                             Total Computers & Electronics                                         $  1,526,768
---------------------------------------------------------------------------------------------------------------
                             Diversified & Conglomerate Manufacturing -- 0.9%
          392,127            Commercial Barge Line Co., Initial Term Loan, 11.233%
                             (LIBOR + 875 bps), 11/12/20                                           $    274,979
          244,995            ExamWorks Group, Inc. (fka Gold Merger Co., Inc.),
                             Term B-1 Loan, 5.733% (LIBOR + 325 bps), 7/27/23                           245,570
           99,250            Pelican Products, Inc., First Lien Term Loan, 5.974%
                             (LIBOR + 350 bps), 5/1/25                                                   99,002
          161,060            Ranpak Corp., Second Lien Initial Term Loan, 9.73%
                             (LIBOR + 725 bps), 10/3/22                                                 160,456
          500,000            STG-Fairway Acquisitions, Inc. (aka First Advantage), First
                             Lien Term Loan, 7.733% (LIBOR +525 bps), 6/30/22                           500,625
                                                                                                   ------------
                             Total Diversified & Conglomerate Manufacturing                        $  1,280,632
---------------------------------------------------------------------------------------------------------------
                             Diversified & Conglomerate Service -- 3.1%
          486,785(k)         Albany Molecular Research, Inc., First Lien Initial Term
                             Loan, 8/30/24                                                         $    486,252
          498,750            Allied Universal Holdco LLC (fka USAGM Holdco LLC),
                             First Lien Incremental Term Loan, 6.733% (LIBOR +
                             425 bps), 7/28/22                                                          494,308
          243,798            CB Poly Investments LLC, First Lien Closing Date Term
                             Loan, 6.233% (LIBOR + 375 bps), 8/16/23                                    244,712
          240,000            Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                             Closing Date Term Loan, 5.233% (LIBOR +
                             275 bps), 3/1/24                                                           240,236
          736,875            Constellis Holdings LLC, First Lien Term B Loan, 7.583%
                             (LIBOR + 500 bps), 4/21/24                                                 709,242
          240,000            DBRS, Inc., Initial Term Loan, 7.879% (LIBOR +
                             525 bps), 3/4/22                                                           238,425
          565,369            DTI Holdco, Inc., Replacement B-1 Term Loan, 7.333%
                             (LIBOR + 475 bps), 9/29/23                                                 534,450
           55,000            National Mentor Holdings, Inc. (aka Civitas Solutions,
                             Inc.), First Lien Initial Term Loan, 6.74% (LIBOR +
                             425 bps), 3/9/26                                                            55,215
            3,000            National Mentor Holdings, Inc. (aka Civitas Solutions,
                             Inc.), First Lien Initial Term C Loan, 6.74%
                             (LIBOR + 425 bps), 3/9/26                                                    3,012
           97,516            NVA Holdings, Inc., First Lien Term B3 Loan, 5.233%
                             (LIBOR + 275 bps), 2/2/25                                                   96,135

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 33

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Diversified & Conglomerate Service -- (continued)
          245,625            Tempo Acquisition LLC, Initial Term Loan, 5.483%
                             (LIBOR + 300 bps), 5/1/24                                             $    246,239
          225,000(k)         Trico Group LLC, First Lien Tranche B-2 Term
                             Loan, 2/2/24                                                               213,750
          678,093(k)         West Corp., Incremental Term B-1 Loan, 10/10/24                            649,880
                                                                                                   ------------
                             Total Diversified & Conglomerate Service                              $  4,211,856
---------------------------------------------------------------------------------------------------------------
                             Diversified Natural Resources & Precious Metals -- 0.1%
          105,426            84 Lumber Co., Term B-1 Loan, 7.727% (LIBOR +
                             525 bps), 10/25/23                                                    $    105,711
                                                                                                   ------------
                             Total Diversified Natural Resources & Precious Metals                 $    105,711
---------------------------------------------------------------------------------------------------------------
                             Educational Services -- 0.3%
          338,504            Laureate Education, Inc., Series 2024 Term Loan, 5.983%
                             (LIBOR + 350 bps), 4/26/24                                            $    339,913
                                                                                                   ------------
                             Total Educational Services                                            $    339,913
---------------------------------------------------------------------------------------------------------------
                             Electric & Electrical -- 0.0%+
           91,994            Rackspace Hosting, Inc., First Lien Term B Loan, 5.738%
                             (LIBOR + 300 bps), 11/3/23                                            $     87,460
                                                                                                   ------------
                             Total Electric & Electrical                                           $     87,460
---------------------------------------------------------------------------------------------------------------
                             Electronics -- 0.7%
          230,733            First Data Corp., 2024A New Dollar Term Loan, 4.481%
                             (LIBOR + 200 bps), 4/26/24                                            $    230,965
          195,477            nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                             Term B-2 Loan, 6.983% (LIBOR +
                             450 bps), 10/20/22                                                         191,446
          550,834            Scientific Games International, Inc., Initial Term B-5 Loan,
                             5.233% (LIBOR + 275 bps), 8/14/24                                          550,604
                                                                                                   ------------
                             Total Electronics                                                     $    973,015
---------------------------------------------------------------------------------------------------------------
                             Farming & Agriculture -- 0.3%
          450,642            Dole Food Co., Inc., Tranche B Term Loan, 5.25%
                             (LIBOR + 275 bps/PRIME + 175 bps), 4/6/24                             $    444,071
                                                                                                   ------------
                             Total Farming & Agriculture                                           $    444,071
---------------------------------------------------------------------------------------------------------------
                             Financial Services -- 0.2%
          237,500            Freedom Mortgage Corp., Initial Term Loan, 7.233%
                             (LIBOR + 475 bps), 2/23/22                                            $    239,133
                                                                                                   ------------
                             Total Financial Services                                              $    239,133
---------------------------------------------------------------------------------------------------------------
                             Healthcare & Pharmaceuticals -- 2.3%
          344,750            Alphabet Holding Co., Inc. (aka Nature's Bounty), First
                             Lien Initial Term Loan, 5.983% (LIBOR +
                             350 bps), 9/26/24                                                     $    323,275

The accompanying notes are an integral part of these financial statements.

34 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Healthcare & Pharmaceuticals -- (continued)
          230,462            Gentiva Health Services, Inc., First Lien Closing Date
                             Initial Term Loan, 6.25% (LIBOR +
                             375 bps), 7/2/25                                                      $    231,471
          605,000            Gentiva Health Services, Inc., Second Lien Initial Term
                             Loan, 9.5% (LIBOR + 700 bps), 7/2/26                                       622,772
          337,750            HC Group Holdings III, Inc., First Lien Refinancing Term
                             Loan, 6.233% (LIBOR + 375 bps), 4/7/22                                     338,172
          304,721            Horizon Pharma, Inc., Fourth Amendment Refinanced
                             Term Loan, 5.5% (LIBOR + 300 bps), 3/29/24                                 306,753
          329,238            NMN Holdings III Corp., First Lien Closing Date Term Loan,
                             6.233% (LIBOR + 375 bps), 11/13/25                                         328,620
          487,575            Prospect Medical Holdings, Inc., Term B-1 Loan, 8.0%
                             (LIBOR + 550 bps), 2/22/24                                                 458,930
          490,000            Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                             5.483% (LIBOR + 300 bps), 5/15/22                                          488,315
                                                                                                   ------------
                             Total Healthcare & Pharmaceuticals                                    $  3,098,308
---------------------------------------------------------------------------------------------------------------
                             Healthcare, Education & Childcare -- 1.7%
          228,218            Bausch Health Co., Inc. (fka Valeant Pharmaceuticals
                             International, Inc.), Initial Term Loan, 5.474%
                             (LIBOR + 300 bps), 6/2/25                                             $    229,163
          227,048            Catalent Pharma Solutions, Inc. (fka Cardinal Health 409,
                             Inc.), Dollar Term Loan, 4.733% (LIBOR +
                             225 bps), 5/20/24                                                          227,261
          181,763            Kinetic Concepts, Inc., Dollar Term Loan, 5.851% (LIBOR +
                             325 bps), 2/2/24                                                           182,535
          724,035            KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
                             Term B-3 Loan, 6.351% (LIBOR + 375 bps), 2/21/25                           725,664
          918,097            Regionalcare Hospital Partners Holdings, Inc., First Lien
                             Term B Loan, 6.987% (LIBOR +450 bps), 11/16/25                             925,269
                                                                                                   ------------
                             Total Healthcare, Education & Childcare                               $  2,289,892
---------------------------------------------------------------------------------------------------------------
                             Home & Office Furnishings -- 0.2%
          522,133            Serta Simmons Bedding LLC, Second Lien Initial Term
                             Loan, 10.473% (LIBOR + 800 bps), 11/8/24                              $    224,517
                                                                                                   ------------
                             Total Home & Office Furnishings                                       $    224,517
---------------------------------------------------------------------------------------------------------------
                             Hotel, Gaming & Leisure -- 0.7%
          164,957            Eldorado Resorts, Inc., Term Loan, 4.75% (LIBOR +
                             225 bps), 4/17/24                                                     $    165,129
          227,076            Golden Nugget, Inc. (aka Landry's, Inc.), Initial Term
                             Loan B, 5.228% (LIBOR + 275 bps), 10/4/23                                  227,669
          505,000            LTI Holdings, Inc., First Lien Initial Term Loan, 5.983%
                             (LIBOR + 350 bps), 9/6/25                                                  498,687
                                                                                                   ------------
                             Total Hotel, Gaming & Leisure                                         $    891,485
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 35

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Insurance -- 1.7%
          162,322            Alliant Holdings Intermediate LLC, 2018 Initial Term
                             Loan, 5.237% (LIBOR + 275 bps), 5/9/25                                $    159,820
          101,811            Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
                             5.483% (LIBOR + 300 bps), 11/3/24                                          102,277
          325,000            Asurion LLC (fka Asurion Corp.), Second Lien
                             Replacement B-2 Term Loan, 8.983% (LIBOR + 650
                             bps), 8/4/25                                                               332,279
          490,116            Confie Seguros Holding II Co., Term B Loan, 7.379%
                             (LIBOR + 475 bps), 4/19/22                                                 490,116
          483,892            Integro Parent, Inc., First Lien Initial Term Loan, 8.368%
                             (LIBOR + 575 bps), 10/31/22                                                482,683
          355,258^           Medical Card System, Inc., Term Loan, 5.5% (LIBOR +
                             450 bps), 9/2/19                                                           230,918
          492,500            USI, Inc. (fka Compass Investors, Inc.), 2017 New Term
                             Loan, 5.601% (LIBOR + 300 bps), 5/16/24                                    489,298
                                                                                                   ------------
                             Total Insurance                                                       $  2,287,391
---------------------------------------------------------------------------------------------------------------
                             Leisure & Entertainment -- 0.3%
          399,134            Fitness International LLC, Term B Loan, 5.769%
                             (LIBOR + 325 bps/PRIME + 225 bps), 4/18/25                            $    398,801
                                                                                                   ------------
                             Total Leisure & Entertainment                                         $    398,801
---------------------------------------------------------------------------------------------------------------
                             Machinery -- 0.8%
          185,753            Blount International, Inc., New Refinancing Term Loan,
                             6.233% (LIBOR + 375 bps), 4/12/23                                     $    186,450
          182,857            CTC AcquiCo GmbH, Facility B2, 5.629% (LIBOR +
                             300 bps), 3/7/25                                                           179,657
          165,881            NN, Inc., Tranche B Term Loan, 6.233% (LIBOR +
                             375 bps), 10/19/22                                                         163,669
          493,957            Shape Technologies Group, Inc., Initial Term Loan,
                             5.487% (LIBOR + 300 bps), 4/21/25                                          489,018
                                                                                                   ------------
                             Total Machinery                                                       $  1,018,794
---------------------------------------------------------------------------------------------------------------
                             Metals & Mining -- 0.9%
          759,263            Aleris International, Inc., Initial Term Loan, 7.233%
                             (LIBOR + 475 bps), 2/27/23                                            $    762,466
          487,500            Global Brass and Copper, Inc., Initial Term Loan, 5.0%
                             (LIBOR + 250 bps), 5/29/25                                                 488,402
                                                                                                   ------------
                             Total Metals & Mining                                                 $  1,250,868
---------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- 2.3%
          800,000            BCP Raptor II LLC, Initial Term Loan, 7.365% (LIBOR +
                             475 bps), 11/3/25                                                     $    778,500
          250,000            California Resources Corp., Term Loan, 12.854%
                             (LIBOR + 1,038 bps), 12/31/21                                              259,875

The accompanying notes are an integral part of these financial statements.

36 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Oil & Gas -- (continued)
          625,000            Encino Acquisition Partners Holdings LLC, Second Lien
                             Initial Term Loan, 9.233% (LIBOR +
                             675 bps), 10/29/25                                                    $    593,750
           45,362            Gavilan Resources LLC, Second Lien Initial Term Loan,
                             8.477% (LIBOR + 600 bps), 3/1/24                                            34,211
          645,200            Gulf Finance LLC, Tranche B Term Loan, 7.797%
                             (LIBOR + 525 bps), 8/25/23                                                 515,515
          454,025            Summit Midstream Partners Holdings LLC, Term Loan
                             Credit Facility, 8.483% (LIBOR + 600 bps), 5/13/22                         453,079
          447,750            Traverse Midstream Partners LLC, Advance Term Loan,
                             6.59% (LIBOR + 400 bps), 9/27/24                                           447,190
                                                                                                   ------------
                             Total Oil & Gas                                                       $  3,082,120
---------------------------------------------------------------------------------------------------------------
                             Personal, Food & Miscellaneous Services -- 0.6%
          145,358            Parfums Holding Co., Inc., First Lien Initial Term Loan,
                             6.879% (LIBOR + 425 bps), 6/30/24                                     $    144,752
          108,237            Prime Security Services Borrower LLC (aka Protection 1
                             Security Solutions), First Lien December 2018
                             Incremental Term B-1 Loan, 5.233% (LIBOR +
                             275 bps), 5/2/22                                                           108,541
          758,444            Revlon Consumer Products Corp., Initial Term B
                             Loan, 6.129% (LIBOR + 350 bps), 9/7/23                                     596,137
                                                                                                   ------------
                             Total Personal, Food & Miscellaneous Services                         $    849,430
---------------------------------------------------------------------------------------------------------------
                             Printing & Publishing -- 0.3%
          406,706            Red Ventures LLC (New Imagitas, Inc.), First Lien Term B-1
                             Loan, 5.483% (LIBOR + 300 bps), 11/8/24                               $    408,813
                                                                                                   ------------
                             Total Printing & Publishing                                           $    408,813
---------------------------------------------------------------------------------------------------------------
                             Professional & Business Services -- 0.2%
          248,750            Interior Logic Group Holdings IV LLC, Initial Term Loan,
                             6.601% (LIBOR + 400 bps), 5/30/25                                     $    246,262
                                                                                                   ------------
                             Total Professional & Business Services                                $    246,262
---------------------------------------------------------------------------------------------------------------
                             Retail -- 1.9%
          344,750            Bass Pro Group LLC, Initial Term Loan, 7.483% (LIBOR +
                             500 bps), 9/25/24                                                     $    344,836
          478,803            Global Appliance, Inc. (aka SharkNinja Operating LLC),
                             Tranche B Term Loan, 6.49% (LIBOR +
                             400 bps), 9/29/24                                                          479,102
        1,045,747            Neiman Marcus Group, Ltd. LLC, Other Term Loan, 5.724%
                             (LIBOR + 325 bps), 10/25/20                                                972,172
          152,145            PetSmart, Inc., Amended Term Loan, 6.73% (LIBOR +
                             425 bps), 3/11/22                                                          146,883
          747,708            United Natural Foods, Inc., Initial Term Loan, 6.733%
                             (LIBOR + 425 bps), 10/22/25                                                654,245
                                                                                                   ------------
                             Total Retail                                                          $  2,597,238
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 37

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Securities & Trusts -- 0.5%
          173,250            Deerfield Dakota Holding LLC (fka Dakota Holding
                             Corp.) (aka Duff & Phelps), Initial Term Loan, 5.733%
                             (LIBOR + 325 bps), 2/13/25                                            $    171,986
          500,000            KSBR Holding Corp., Initial Term Loan, 6.973% (LIBOR +
                             450 bps), 4/15/26                                                          500,938
                                                                                                   ------------
                             Total Securities & Trusts                                             $    672,924
---------------------------------------------------------------------------------------------------------------
                             Telecommunications -- 1.9%
          740,625            CenturyLink, Inc., Initial Term B Loan, 5.233% (LIBOR +
                             275 bps), 1/31/25                                                     $    737,153
          938,000            Commscope, Inc., Initial Term Loan, 5.733% (LIBOR +
                             325 bps), 4/6/26                                                           947,497
          486,811            Level 3 Financing, Inc., Tranche B 2024 Term Loan,
                             4.733% (LIBOR + 225 bps), 2/22/24                                          487,825
          343,000            Sprint Communications, Inc., Initial Term Loan, 5.0%
                             (LIBOR + 250 bps), 2/2/24                                                  333,567
                                                                                                   ------------
                             Total Telecommunications                                              $  2,506,042
---------------------------------------------------------------------------------------------------------------
                             Textile & Apparel -- 0.4%
          500,000(k)         Adient US LLC, Term Loan B, 4/25/24                                   $    502,500
                                                                                                   ------------
                             Total Textile & Apparel                                               $    502,500
---------------------------------------------------------------------------------------------------------------
                             Transport -- 0.3%
          396,586            Navios Maritime Partners LP (Navios Partners Finance
                             (US), Inc.), Initial Term Loan, 7.6% (LIBOR +
                             500 bps), 9/14/20                                                     $    395,470
                                                                                                   ------------
                             Total Transport                                                       $    395,470
---------------------------------------------------------------------------------------------------------------
                             Transportation -- 1.1%
          150,730            DynCorp International, Inc., Term Loan B2, 8.48%
                             (LIBOR + 600 bps), 7/7/20                                             $    149,977
          324,188            Envision Healthcare Corp., Initial Term Loan, 6.233%
                             (LIBOR + 375 bps), 10/10/25                                                313,764
          400,000(k)         Travelport Finance (Luxembourg) S.a.r.l., Initial Term
                             Loan, 3/18/26                                                              391,800
          636,578            YRC Worldwide, Inc., Tranche B-1 Term Loan, 10.983%
                             (LIBOR + 850 bps), 7/26/22                                                 629,416
                                                                                                   ------------
                             Total Transportation                                                  $  1,484,957
---------------------------------------------------------------------------------------------------------------
                             Utilities -- 0.5%
          433,850            APLP Holdings, Ltd. Partnership, Term Loan, 5.233%
                             (LIBOR + 275 bps), 4/13/23                                            $    437,173

The accompanying notes are an integral part of these financial statements.

38 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

---------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                            Value
---------------------------------------------------------------------------------------------------------------
                             Utilities -- (continued)
          276,454            Eastern Power LLC (Eastern Covert Midco LLC)
                             (aka TPF II LC LLC), Term Loan, 6.233% (LIBOR +
                             375 bps), 10/2/23                                                     $    277,233
                                                                                                   ------------
                             Total Utilities                                                       $    714,406
---------------------------------------------------------------------------------------------------------------
                             TOTAL SENIOR SECURED FLOATING RATE
                             LOAN INTERESTS
                             (Cost $47,184,392)                                                    $ 46,208,970
---------------------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY OBLIGATION --
                             0.9% of Net Assets
        1,300,000(i)         U.S. Treasury Bills, 5/14/19                                          $  1,298,881
---------------------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                             (Cost $1,298,884)                                                     $  1,298,881
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------------------
                             RIGHTS/WARRANTS -- 0.0% of Net Assets
                             Machinery -- 0.0%
               49^(a)(l)     LTR Intermediate Holdings, Inc.                                       $         --
                                                                                                   ------------
                             Total Machinery                                                       $         --
---------------------------------------------------------------------------------------------------------------
                             Oil, Gas & Consumable Fuels -- 0.0%
            1,981^(a)(m)     Midstates Petroleum Co., Inc.                                         $         --
                                                                                                   ------------
                             Total Oil, Gas & Consumable Fuels                                     $         --
---------------------------------------------------------------------------------------------------------------
                             TOTAL RIGHTS/WARRANTS
                             (Cost $1)                                                             $         --
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Number of                                    Counter-                   Strike      Expiration
Contracts                    Description     party        Notional      Price       Date
---------------------------------------------------------------------------------------------------------------
                             OVER THE COUNTER (OTC) CALL OPTIONS
                             PURCHASED -- 0.0%
           18,332^(n)        Desarrolladora  Bank of New
                             Homex SAB       York Mellon
                             de CV           Corp.        MXN 18,332    USD --(o)   10/23/22       $         --
           18,332^(p)        Desarrolladora  Bank of New
                             Homex SAB       York Mellon
                             de CV           Corp.        MXN 18,332    USD --(o)   10/23/22                 --
                                                                                                   ------------
                                                                                                   $         --
---------------------------------------------------------------------------------------------------------------
                             TOTAL OVER THE COUNTER (OTC) CALL
                             OPTIONS PURCHASED
                             (Premiums paid $--)                                                   $         --
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 39

----------------------------------------------------------------------------------------------------------------
Number of                                    Counter-                   Strike      Expiration
Contracts                    Description     party        Notional      Price       Date           Value
----------------------------------------------------------------------------------------------------------------
                             OVER THE COUNTER (OTC) CURRENCY PUT
                             OPTIONS PURCHASED -- 0.1%
        3,522,000            Put EUR         Bank of
                             Call USD        America
                                             NA           EUR  50,168   EUR 1.15    5/27/19        $     84,532
        2,035,000            Put EUR         Bank of
                             Call USD        America
                                             NA           EUR  30,498   EUR 1.15    9/23/19              49,616
                                                                                                   -------------
                                                                                                   $    134,148
----------------------------------------------------------------------------------------------------------------
                             TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
                             OPTIONS PURCHASED
                             (Premiums paid $80,667)                                               $    134,148
----------------------------------------------------------------------------------------------------------------
                             TOTAL OPTIONS PURCHASED
                             (Premiums paid $80,667)                                               $    134,148
----------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN UNAFFILIATED
                             ISSUERS -- 145.4%
                             (Cost $196,335,496)(q)                                                $196,116,546
----------------------------------------------------------------------------------------------------------------
                             OVER THE COUNTER (OTC) CURRENCY CALL
                             OPTIONS WRITTEN -- (0.0)%+
       (3,522,000)           Call EUR        Bank of
                             Put USD         America
                                             NA           EUR (50,168)  EUR 1.27    5/27/19        $         --
       (2,035,000)           Call EUR        Bank of
                             Put USD         America
                                             NA           EUR (30,498)  EUR 1.27    9/23/19                (208)
                                                                                                   -------------
                                                                                                   $       (208)
----------------------------------------------------------------------------------------------------------------
                             TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
                             OPTIONS WRITTEN
                             (Premiums received $(80,667))                                         $       (208)
----------------------------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- (45.4)%                               $(61,263,091)
----------------------------------------------------------------------------------------------------------------
                             NET ASSETS -- 100.0%                                                  $134,853,247
================================================================================================================

bps       Basis Points.

CMT       Constant Maturity Treasury Index.

EURIBOR   Euro Interbank Offered Rate.

LIBOR     London Interbank Offered Rate.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

PRIME     U.S. Federal Funds Rate.

REIT      Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2019, the value of these securities amounted to $97,812,716, or 72.5% of net assets.

+         Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at April 30, 2019.

+ Security that used significant unobservable inputs to determine its value.

^ Security is valued using fair value methods (other than supplied by independent pricing services). See Notes to Financial Statements --
          Note 1A.

(a)       Non-income  producing security.

(b)       Security is perpetual in nature and has no stated maturity date.

(c) The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at April 30, 2019.

(d) Floating rate note. Coupon rate, reference index and spread shown at April 30, 2019.

(e)       Security is priced as a unit.

(f) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at April 30, 2019.

(h)       Security is in default.

(i) Security issued with a zero coupon. Income is recognized through accretion of discount.

(j)       Securities are restricted as to resale.

(k) This term loan will settle after April 30, 2019, at which time the interest rate will be determined.

(l)       LTR Intermediate Holdings, Inc. is exercisable into 49 shares.

(m)       Midstates Petroleum Co., Inc. is exercisable into 1,981 shares.

(n) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 12.5 Billion.

(o)       Strike price is 1 Mexican Peso (MXN).

(p) Option does not become effective until underlying company's outstanding common shares reach a market capitalization of MXN 15.5 Billion.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 41

(q) Distributions of investments by country of issue, as a percentage of total Investments based on country of domicile, is as follows:

          United States                                         59.1%
          Bermuda                                               14.3
          Canada                                                 3.6
          Netherlands                                            3.2
          Luxembourg                                             2.0
          Argentina                                              1.6
          Cayman Islands                                         1.6
          United Kingdom                                         1.5
          Mexico                                                 1.5
          Ireland                                                1.4
          France                                                 1.3
          Brazil                                                 1.2
          Spain                                                  1.0
          Other (individually less than 1%)                      6.7
                                                               -----
                                                               100.0%
                                                               =====

(x)       Issued as participation notes.

(y)       Issued as participation shares.

(z)       Issued as preference shares.


FORWARD FOREIGN CURRENCY CONTRACTS

----------------------------------------------------------------------------------------------------------------------
             In                                                                                         Unrealized
Currency     Exchange         Currency                                                    Settlement    Appreciation
Purchased    for              Sold        Deliver        Counterparty                     Date          (Depreciation)
----------------------------------------------------------------------------------------------------------------------
EUR                208,258    USD           (234,864)    Bank of America NA               5/24/19       $  (720)
EUR                298,484    USD           (334,329)    Bank of New York Mellon Corp.    6/26/19         2,234
IDR          4,193,245,000    USD           (295,326)    Citibank NA                      5/28/19        (1,984)
USD                243,498    MXN         (4,671,279)    Citibank NA                      5/24/19        (2,211)
EUR                259,338    USD           (292,556)    Goldman Sachs International      5/24/19          (982)
EUR                347,572    USD           (391,187)    State Street Bank & Trust Co.    6/25/19           691
EUR                279,349    USD           (314,692)    State Street Bank & Trust Co.    6/26/19           294
USD              1,518,748    EUR         (1,335,886)    State Street Bank & Trust Co.    5/24/19        16,810
----------------------------------------------------------------------------------------------------------------------
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS                                                                $14,132
======================================================================================================================

SWAP CONTRACTS
OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

-----------------------------------------------------------------------------------------------------------------------------
                                  Obligation                    Annual
Notional                          Reference/      Pay/          Fixed     Expiration    Premiums      Unrealized      Market
Amount ($)(1)    Counterparty     Index           Receive(2)    Rate      Date          (Received)    Appreciation    Value
-----------------------------------------------------------------------------------------------------------------------------
80,000           Goldman Sachs    Chesapeake      Receive       5.00%     6/20/22       $ (9,000)     $12,751         $3,751
                 International    Energy Corp.
45,000           Goldman Sachs    Chesapeake      Receive       5.00%     6/20/22         (5,512)       7,623          2,111
                 International    Energy Corp.
75,000           Goldman Sachs    Chesapeake      Receive       5.00%     6/20/22         (9,188)      12,705          3,517
                 International    Energy Corp.
-----------------------------------------------------------------------------------------------------------------------------
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP
CONTRACTS -- SELL PROTECTION                                                            $(23,700)     $33,079         $9,379
-----------------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                                    $(23,700)     $33,079         $9,379
=============================================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)   Receives Quarterly.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS -- Argentine Peso

EGP -- Egyptian Pound

EUR -- Euro

IDR -- Indonesian Rupiah

MXN -- Mexican Peso

Purchases and sales of securities (excluding temporary cash investments) for the year ended April 30, 2019, aggregated $71,715,366 and $73,361,441, respectively.

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the "Adviser") serves as the Trust's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended April 30, 2019, the Trust engaged in purchases of $619,522, which resulted in a net realized gain/(loss) of $0. During the year ended April 30, 2019, the Trust did not engage in sales pursuant to these procedures.

At April 30, 2019, the net unrealized depreciation on investments based on cost for federal tax purposes of $197,236,307 was as follows:

          Aggregate gross unrealized appreciation for all investments in which
            there is an excess of value over tax cost                                 $ 10,360,871
          Aggregate gross unrealized depreciation for all investments in which
            there is an excess of tax cost over value                                  (11,457,329)
                                                                                      ------------
          Net unrealized depreciation                                                 $ (1,096,458)
                                                                                      ============

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

  Level 1 - quoted prices in active markets for identical securities.

  Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

  Level 3 - significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2019, in valuing the Trust's investments:

---------------------------------------------------------------------------------------------------------------
                                               Level 1        Level 2           Level 3          Total
---------------------------------------------------------------------------------------------------------------
Common Stocks
 Health Care Technology                        $       --     $         --      $       699      $        699
 Oil, Gas & Consumable Fuel                            --               --           57,169            57,169
 Specialty Retail                                      --               --           87,543            87,543
 All Other Common Stocks                              583               --               --               583
Convertible Preferred Stock                     1,016,793               --               --         1,016,793
Preferred Stocks
 Chemicals                                             --               --           45,523            45,523
 Diversified Financial Services                        --          526,875               --           526,875
 All Other Preferred Stocks                     1,069,752               --               --         1,069,752
Asset Backed Securities                                --          694,427               --           694,427
Collateralized Mortgage Obligations                    --        1,380,914               --         1,380,914
Commercial Mortgage-Backed
 Securities                                            --        2,504,532               --         2,504,532
Convertible Corporate Bond                             --        1,914,250               --         1,914,250

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 43

---------------------------------------------------------------------------------------------------------------
                                               Level 1        Level 2           Level 3          Total
---------------------------------------------------------------------------------------------------------------
Corporate Bonds
 Diversified Financial Services                $       --     $  4,819,764      $ 7,825,000      $ 12,644,764
 All Other Corporate Bonds                             --       89,305,879               --        89,305,879
Foreign Government Bonds                               --        6,175,226               --         6,175,226
Insurance-Linked Securities
 Collateralized Reinsurance
  Multiperil -- Massachusetts                          --               --          417,585           417,585
  Multiperil -- U.S. Regional                          --               --          247,500           247,500
  Multiperil -- Worldwide                              --               --        3,131,593         3,131,593
  Windstorms -- Florida                                --               --          497,175           497,175
  Windstorms -- U.S. Regional                          --               --          279,725           279,725
 Industry Loss Warranties
  Multiperil -- U.S.                                   --               --           38,851            38,851
 Reinsurance Sidecars
  All Natural Peril -- Worldwide                       --               --        1,510,592         1,510,592
  Multiperil -- U.S.                                   --               --        1,843,707         1,843,707
  Multiperil -- U.S. Regional                          --               --           66,875            66,875
  Multiperil -- Worldwide                              --               --       10,091,539        10,091,539
 All Other Insurance-Linked
  Securities                                           --       12,924,476               --        12,924,476
Senior Secured Floating Rate
 Loan Interests
 Insurance                                             --        2,056,473          230,918         2,287,391
 All Other Senior Secured Floating
  Rate Loan Interests                                  --       43,921,579               --        43,921,579
U.S. Government and
 Agency Obligation                                     --        1,298,881               --         1,298,881
Rights/Warrants
 Machinery                                             --               --               --*               --*
 All other Rights/Warrants                             --               --*              --                --*
Over The Counter (OTC) Call
 Options Purchased                                     --               --*              --                --*
Over The Counter (OTC) Currency
 Put Options Purchased                                 --          134,148               --           134,148
---------------------------------------------------------------------------------------------------------------
Total Investments in Securities                $2,087,128     $167,657,424      $26,371,994      $196,116,546
---------------------------------------------------------------------------------------------------------------
Other Financial Instruments
 Over The Counter (OTC) Currency
  Call Options Written                         $       --     $       (208)     $        --      $       (208)
 Net unrealized appreciation
  on forward foreign currency
  contracts                                            --           14,132               --            14,132
 Swap contracts, at value                              --            9,379               --             9,379
===============================================================================================================
Total Other
 Financial Instruments                         $       --     $     23,303      $        --      $     23,303
===============================================================================================================

*     Securities valued at $0.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

------------------------------------------------------------------------------------------------------------------------------------
                                                  Change in                                                Transfers
                        Balance        Realized   unrealized                                    Accrued    in and out  Balance
                        as of          gain       appreciation                                  discounts/ of Level 3  as of
                        4/30/18        (loss)(1)  (depreciation)(2) Purchases     Sales         premiums   categories* 4/30/19
------------------------------------------------------------------------------------------------------------------------------------
Common Stocks
Capital Goods           $       103    $    (103) $      --         $        --   $         --  $    --    $ --        $        --
Health Care
 Technology                     699           --         --                  --             --       --      --                699
Oil, Gas &
 Consumable
 Fuels                           --           --          7              57,162             --       --      --             57,169
Specialty Retail             82,913(a)        --     20,156                  --        (15,526)      --      --             87,543
Preferred Stocks
Diversified
 Chemicals                   45,523(b)        --         --                  --             --       --      --             45,523
Corporate Bonds
Diversified
Financials                6,816,404(c)        --    983,988                  --             --   24,608      --
 7,825,000
Insurance-Linked
Securities
Collateralized
 Reinsurance
 Multiperil --
  Australia                 186,782(d)    (9,867)   (25,482)                 --       (151,433)      --      --                 --
 Multiperil --
  Massachusetts             399,880(d)        --      4,614             407,649       (394,558)      --      --            417,585
 Multiperil --
  U.S. Regional           1,245,850(d)   (20,849)   (35,387)            243,500     (1,185,614)      --      --            247,500
 Multiperil --
  Worldwide               4,109,313(d)    (3,651)    54,629           2,215,682     (3,244,380)      --      --
 3,131,593
 Windstorms --
  Florida                   698,550(d)        --   (100,907)                 --       (100,468)      --      --            497,175
 Windstorms --
  North Carolina             25,125(d)        --    (18,354)                 --         (6,771)      --      --                 --
 Windstorms --
  U.S. Regional             753,375(d)        --    (13,912)            477,899       (937,637)      --      --            279,725
Industry Loss
 Warranties
 Multiperil -- U.S.         471,850(d)        --     (3,907)             32,042       (461,134)      --      --             38,851
Reinsurance Sidecars
 All Natural Peril --
  Worldwide                      --           --     43,319           1,467,273             --       --      --
 1,510,592
 Multiperil -- U.S.       2,087,500(d)        --   (278,616)          1,000,000       (965,177)      --      --
 1,843,707
 Multiperil -- U.S.
  Regional                  261,000(d)        --    (53,017)                 --       (141,108)      --      --             66,875
 Multiperil --
  Worldwide              11,605,042(d)  (209,287)  (961,898)          6,963,397     (7,305,715)      --      --         10,091,539
Senior Secured
Floating Rate
Loan Interests
Aerospace &
 Defense                  1,007,250       26,518    (27,035)                 --     (1,007,201)     468      --                 --
Health Care
 Technology                 243,918(e)       714     (7,622)                 --        (20,000)  13,908      --            230,918
Rights/Warrants
Machinery                        --           --         --                  --**           --       --      --                 --**
------------------------------------------------------------------------------------------------------------------------------------
Total                   $30,041,077    $(216,525) $(419,424)        $12,864,604   $(15,936,722) $38,984    $ --        $26,371,994
====================================================================================================================================

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments on the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 45

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.

(a) Securities were classified as Computer & Electronics Retail on the April 30, 2018 financial statements.

(b) Securities were classified as Diversified Chemicals on the April 30, 2018 financial statements.

(c) Securities were classified as Other Diversified Financial Services on the April 30, 2018 financial statements.

(d) Securities were classified as Corporate Bonds on the April 30, 2018 financial statements.

(e) Securities were classified as Health Care Technology on the April 30 2018 financial statements.

* Transfers are calculated on the beginning of period value. For the year ended April 30, 2019, there were no transfers between Levels 1, 2 and 3.

**    Securities valued at $0.

      Net change in unrealized appreciation (depreciation) of Level 3 investments
      still held and considered Level 3 at April 30, 2019:                            $(335,610)
                                                                                      ---------

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at April 30, 2019. These amounts exclude valuations provided by a broker.

---------------------------------------------------------------------------------------------
                       Fair Value     Valuation             Unobservable           Value/
Asset Type             4/30/19        Technique             Input                  Range
---------------------------------------------------------------------------------------------
Senior Secured
Floating Rate
Loan Interests         $  230,918     Market Comparables    EBITDA Multiples(1)    4.6x
---------------------------------------------------------------------------------------------
Corporate Bonds        $7,825,000     Market Comparables    Yield Premiums(2)      0.06%
---------------------------------------------------------------------------------------------
Common Stocks          $  145,411     Market Comparables    EBITDA Multiples(1)    4.5x-4.6x
---------------------------------------------------------------------------------------------
Preferred Stocks       $   45,523     Market Comparables    EBITDA Multiples(1)    7x
---------------------------------------------------------------------------------------------
Right/Warrant          $       --*    Market Comparables    EBITDA Multiples(1)    5.5x-6.5x
---------------------------------------------------------------------------------------------

*     Includes securities that are valued $0.

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

46 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Statement of Assets and Liabilities | 4/30/19

ASSETS:
Investments in unaffiliated issuers, at value (cost $196,335,496)               $196,116,546
  Cash                                                                               817,060
  Foreign currencies, at value (cost $26,717)                                         26,749
  Net unrealized appreciation on forward foreign currency contracts                   14,132
  Swap contracts, at value (net premiums received $(23,700))                           9,379
  Unrealized appreciation on unfunded loan commitments                                    32
  Receivables --
     Investment securities sold                                                    1,558,286
     Interest                                                                      2,087,139
  Other assets                                                                           156
---------------------------------------------------------------------------------------------
       Total assets                                                             $200,629,479
=============================================================================================
LIABILITIES:
  Payables --
     Credit agreement                                                           $ 61,000,000
     Investment securities purchased                                               4,566,854
     Trustees' fees                                                                      947
     Interest expense                                                                 44,862
  Written options outstanding (net premiums received $(80,667))                          208
  Due to affiliates                                                                   21,996
  Accrued expenses                                                                   141,365
---------------------------------------------------------------------------------------------
       Total liabilities                                                        $ 65,776,232
=============================================================================================
NET ASSETS:
  Paid-in capital                                                               $170,800,602
  Distributable earnings (loss)                                                  (35,947,355)
---------------------------------------------------------------------------------------------
       Net assets                                                               $134,853,247
=============================================================================================
NET ASSET VALUE PER SHARE:
  No par value
     Based on $134,853,247/8,332,790 shares                                     $      16.18
=============================================================================================

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 47

Statement of Operations

For the Year Ended 4/30/19

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                   $12,542,947
  Dividends from unaffiliated issuers                                    1,558,420
-------------------------------------------------------------------------------------------------------
     Total investment income                                                               $14,101,367
=======================================================================================================
EXPENSES:
  Management fees                                                      $ 1,695,611
  Administrative expense                                                    71,561
  Transfer agent fees                                                       13,736
  Shareowner communications expense                                         11,084
  Custodian fees                                                            33,782
  Professional fees                                                         60,890
  Printing expense                                                          22,666
  Pricing fees                                                              37,540
  Trustees' fees                                                             8,020
  Insurance expense                                                          2,567
  Interest expense                                                       2,017,593
  Miscellaneous                                                             52,633
-------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $ 4,027,683
-------------------------------------------------------------------------------------------------------
       Net investment income                                                               $10,073,684
=======================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                               $(3,745,955)
     Forward foreign currency contracts                                    228,472
     Swap contracts                                                         10,139
     Other assets and liabilities denominated in
       foreign currencies                                                 (171,907)        $(3,679,251)
-------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                               $(4,523,002)
     Written options                                                        80,459
     Unfunded loan commitments                                                  32
     Forward foreign currency contracts                                      8,548
     Swap contracts                                                         13,037
     Other assets and liabilities denominated in
       foreign currencies                                                    7,343         $(4,413,583)
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $(8,092,834)
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                     $ 1,980,850
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Statements of Changes in Net Assets

---------------------------------------------------------------------------------------------------------
                                                                   Year                    Year
                                                                   Ended                   Ended
                                                                   4/30/19                 4/30/18
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                       $ 10,073,684            $ 10,278,098
Net realized gain (loss) on investments                              (3,679,251)             (1,363,543)
Change in net unrealized appreciation (depreciation)
  on investments                                                     (4,413,583)             (3,352,830)
---------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from
       operations                                                  $  1,980,850            $  5,561,725
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
$1.14 and $1.26 per share, respectively                            $ (9,499,381)           $(10,499,315)*
---------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (9,499,381)           $(10,499,315)
---------------------------------------------------------------------------------------------------------
     Net decrease in net assets                                    $ (7,518,531)           $ (4,937,590)
NET ASSETS**:
Beginning of year                                                  $142,371,778            $147,309,368
---------------------------------------------------------------------------------------------------------
End of year                                                        $134,853,247            $142,371,778
=========================================================================================================

* For the year ended April 30, 2018, distributions to shareowners were presented as net investment income.

** For the year ended April 30, 2018, distributions in excess of net investment income were presented as follows: $(1,327,299).

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 49

Statement of Cash Flows

For the Year Ended 4/30/19

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                                           $   1,980,850
---------------------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
  Purchases of investment securities                                                             $(123,984,308)
  Proceeds from disposition and maturity of investment securities                                  120,654,129
  Net sales of temporary cash investments                                                            7,126,596
  Net (accretion) and amortization of discount/premium on investment securities                       (452,902)
  Change in unrealized depreciation on investments in unaffiliated issuers                           4,523,002
  Change in unrealized appreciation on unfunded loan commitments                                           (32)
  Change in unrealized appreciation on swap contracts                                                  (13,037)
  Change in unrealized appreciation on forward foreign currency contracts                               (8,548)
  Change in unrealized appreciation on other assets and liabilities
     denominated in foreign currency                                                                    (5,442)
  Change in unrealized appreciation on written options                                                 (80,459)
  Net realized loss on investments in unaffiliated issuers                                           3,745,955
  Decrease in interest receivable                                                                       15,720
  Decrease in other assets                                                                                 666
  Decrease in due to affiliates                                                                         (1,416)
  Increase in trustees' fees payable                                                                       249
  Decrease in accrued expenses payable                                                                 (17,145)
  Proceeds from sale of written options                                                                 80,667
---------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies from operating activities                  $  13,564,545
---------------------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Payments on borrowings                                                                         $  (3,000,000)
  Increase in interest expense payable                                                                (102,816)
  Distributions to shareowners                                                                     (10,290,996)
---------------------------------------------------------------------------------------------------------------
     Net cash, restricted cash and foreign currencies used in financing activities               $ (13,393,812)
---------------------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
  Effect of foreign exchange fluctuations on cash                                                $       5,442
---------------------------------------------------------------------------------------------------------------
Cash, restricted cash and foreign currencies:
  Beginning of the year*                                                                         $     667,634
---------------------------------------------------------------------------------------------------------------
  End of the year*                                                                               $     843,809
===============================================================================================================
Cash Flow Information:
  Cash paid for interest                                                                         $   2,120,409
---------------------------------------------------------------------------------------------------------------

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within statement of financial position that sum to the total of the same such amounts shown in the Statement of Cash
      Flows:

---------------------------------------------------------------------------------------------------------------
                                                                            Year Ended           Year Ended
                                                                            4/30/19              4/30/18
---------------------------------------------------------------------------------------------------------------
Cash                                                                        $817,060             $     383,079
Foreign currencies, at value                                                  26,749                   284,555
---------------------------------------------------------------------------------------------------------------
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows                                        $843,809             $     667,634
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

50 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year         Year         Year        Year
                                                                       Ended      Ended        Ended        Ended       Ended
                                                                       4/30/19    4/30/18      4/30/17*     4/30/16*    4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                                   $  17.09   $  17.68     $  16.63     $  18.39    $  20.03
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
  Net investment income                                                $   1.21   $   1.23     $   1.29     $   1.55    $   1.82
  Net realized and unrealized gain (loss) on investments                  (0.98)     (0.56)        1.20        (1.81)      (1.63)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                     $   0.23   $   0.67     $   2.49     $  (0.26)   $   0.19
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income and previously undistributed net
  investment income                                                    $  (1.14)  $  (1.26)**  $  (1.44)**  $  (1.50)   $  (1.83)**
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                             $  (0.91)  $  (0.59)    $   1.05     $  (1.76)   $  (1.64)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $  16.18   $  17.09     $  17.68     $  16.63    $  18.39
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                            $  14.39   $  15.00     $  16.70     $  15.60    $  17.42
====================================================================================================================================
Total return at net asset value (b)                                        2.58%      4.58%       16.20%       (1.01)%      1.21%
Total return at market value (b)                                           3.95%     (2.82)%      17.01%       (1.26)%     (7.90)%
Ratios to average net assets of shareowners:
  Total expenses plus interest expense (c)                                 2.95%      2.54%        2.12%        1.99%       1.85%
  Net investment income available to shareowners                           7.37%      7.07%        7.52%        9.11%       9.52%
Portfolio turnover rate                                                      37%        37%          58%          36%         48%
Net assets, end of period (in thousands)                               $134,853   $142,372     $147,309     $138,570    $153,276

The accompanying notes are an integral part of these financial statements.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 51

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Year       Year         Year         Year        Year
                                                                       Ended      Ended        Ended        Ended       Ended
                                                                       4/30/19    4/30/18      4/30/17*     4/30/16*    4/30/15*
------------------------------------------------------------------------------------------------------------------------------------
Total amount of debt outstanding (in thousands)                        $61,000    $64,000      $57,000      $57,000     $64,000
Asset coverage per $1,000 of indebtedness                              $ 3,211    $ 3,225      $ 3,584      $ 3,431     $ 3,395
====================================================================================================================================

* The Trust was audited by an independent registered public accounting firm other than Ernst & Young LLP.

** The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's net asset value ("NAV'). A portion of the accumulated net investment income was distributed to shareowners during the year.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c)   Includes interest expense of 1.48%, 1.06%, 0.62%, 0.50% and 0.43%, respectively.

The accompanying notes are an integral part of these financial statements.

52 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Notes to Financial Statements | 4/30/19

1. Organization and Significant Accounting Policies

Pioneer Diversified High Income Trust (the "Trust") was organized as a Delaware statutory trust on January 30, 2007. Prior to commencing operations on May 30, 2007, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Trust's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Trust's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Trust's financial statements were prepared in compliance with the new amendments to Regulation S-X.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 53 ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

      Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

54 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

      Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter ("OTC") options and options on swaps ("swaptions") are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

      Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

      Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

      Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Trust's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices, and such differences could be material.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 55

      At April 30, 2019, eleven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 6.12% of net assets. The value of these fair valued securities was $8,252,557.

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

56 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of April 30, 2019, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      At April 30, 2019, the Trust reclassified $1,249,417 to decrease distributable earnings (loss) and $1,249,417 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

      At April 30, 2019, the Trust was permitted to carry forward indefinitely $3,095,755 of short-term losses and $32,091,344 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Capital loss not utilized and expired in 2019 amounts to $1,249,417.

      The tax character of distributions paid during the year ended April 30, 2019 and April 30, 2018, were as follows:

      --------------------------------------------------------------------------
                                                       2019                2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                             $9,499,381        $10,499,315
      --------------------------------------------------------------------------
          Total                                   $9,499,381        $10,499,315
      ==========================================================================

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 57

      The following shows the components of distributable earnings (losses) on a federal income tax basis at April 30, 2019:

      --------------------------------------------------------------------------
                                                                           2019
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    337,844
      Capital loss carryforward                                     (35,187,099)
      Other book/tax temporary differences                           (1,005,178)
      Unrealized depreciation                                           (92,922)
      --------------------------------------------------------------------------
          Total                                                    $(35,947,355)
      ==========================================================================

      The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

E.    Risks

      At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Trust's investments in foreign markets and countries with limited developing markets may subject the Trust to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities.

      The Trust invests in below investment grade (high yield) debt securities, floating rate loans and insurance-linked securities. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality. Below investment grade securities

58 Pioneer Diversified High Income Trust | Annual Report | 4/30/19 are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

      Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

      The Trust may invest a significant amount of its total assets in illiquid securities. Illiquid securities are securities that the Trust reasonably expects cannot be sold or disposed of in the current market in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

      With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. While the Trust's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cybersecurity plans and systems put in place by service providers to the Trust such as Brown Brothers Harriman & Co., the Trust's custodian and accounting agent, American Stock Transfer & Trust Company ("AST"), the Trust's transfer agent. In addition, many beneficial owners of Trust shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Trust nor Amundi Pioneer exercises control. Each of

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 59 these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Trust's service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust's ability to calculate its net asset value, impediments to trading, the inability of Trust shareowners to effect share purchases or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance cost. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F.    Insurance-Linked Securities ("ILS")

      The Trust invests in ILS. The Trust could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur and, accordingly, ILS carry significant risk. The Trust is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

      The Trust's investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

      Where the ILS are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound

60 Pioneer Diversified High Income Trust | Annual Report | 4/30/19 underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments, and therefore the Trust's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub-custodian of the Trust. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

      For the year ended April 30, 2019, the Trust had no open repurchase agreements.

H.    Purchased Options

      The Trust may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Trust to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Trust is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Trust's Statement of Operations. As the purchaser of an index option, the Trust has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 61 expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

      The average market value of purchased options contracts open during the year ended April 30, 2019 was $86,508. Open purchased options at April 30, 2019, are listed in the Trust's Schedule of Investments.

I.    Option Writing

      The Trust may write put and covered call options to seek to increase total return. When an option is written, the Trust receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Trust writes an option, an amount equal to the premium received by the Trust is recorded as "Written options outstanding" on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Trust on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Trust has realized a gain or loss. The Trust as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

      The average market value of written options for the year ended April 30, 2019 was $(17,423). Open written options contracts at April 30, 2019, are listed in the Trust's Schedule of Investments.

J.    Forward Foreign Currency Contracts

      The Trust may enter into forward foreign currency contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

62 Pioneer Diversified High Income Trust | Annual Report | 4/30/19 these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

      At April 30, 2019, the Trust had entered into various forward foreign currency contracts that obligated the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

      The average market value of forward foreign currency contracts open during the year ended April 30, 2019 was $(2,588,019). Open forward foreign currency contracts outstanding at April 30, 2019, are listed in the Schedule of Investments.

K.    Credit Default Swap Contracts

      A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

      As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

      As a buyer of protection, the Trust makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses on the Statement of Operations.

      Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 63

      Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

      Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Trust for the same reference obligation with the same counterparty.

      Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swaps" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at April 30, 2019, if any, is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

      The average market value of credit default swap contracts open during the year ended April 30, 2019 was $5,260. Open credit default swap contracts at April 30, 2019, are listed in the Schedule of Investments.

L.    Automatic Dividend Reinvestment Plan

      All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary

64 Pioneer Diversified High Income Trust | Annual Report | 4/30/19 and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

      Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

2. Management Agreement

The Adviser manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with the Adviser are calculated daily at the annual rate of 0.85% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 65 securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended April 30, 2019, net management fee was 0.85% of the Trust's average daily managed assets, which was equivalent to 1.24% of the Trust's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Trust as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $21,996 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2019.

3. Transfer Agent

AST serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

4. Master Netting Agreement

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain Over the Counter ("OTC") derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

66 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as "Swaps collateral". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of April 30, 2019.

-------------------------------------------------------------------------------------------------------------------
                                  Derivative
                                  Assets
                                  Subject to        Derivatives    Non-Cash        Cash            Net Amount
                                  Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty                      Agreement         for Offset     Received (a)    Received (a)    Assets (b)
-------------------------------------------------------------------------------------------------------------------
Bank of America NA                $134,148          $  (928)       $ --            $ --            $133,220
Goldman Sachs                       33,079             (982)         --              --              32,097
 International
Bank of New York                     2,234               --          --              --               2,234
 Mellon Corp.
State Street Bank                   17,795               --          --              --              17,795
 & Trust Co.
-------------------------------------------------------------------------------------------------------------------
 Total                            $187,256          $(1,910)       $ --            $ --            $185,346
===================================================================================================================

-------------------------------------------------------------------------------------------------------------------
                                  Derivative
                                  Liabilities
                                  Subject to        Derivatives    Non-Cash        Cash            Net Amount
                                  Master Netting    Available      Collateral      Collateral      of Derivative
Counterparty                      Agreement         for Offset     Pledged (a)     Pledged (a)     Liabilities (c)
-------------------------------------------------------------------------------------------------------------------
Bank of America NA                $  928            $  (928)       $ --            $ --            $   --
Citibank NA                        4,195                 --          --              --             4,195
Goldman Sachs                        982               (982)         --              --                --
 International
-------------------------------------------------------------------------------------------------------------------
 Total                            $6,105            $(1,910)       $ --            $ --            $4,195
===================================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 67

5. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives may enhance or mitigate the Trust's exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2019 was as follows:

---------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                      Foreign
                               Interest     Credit    Exchange     Equity    Commodity
                               Rate Risk    Risk      Rate Risk    Risk      Risk
---------------------------------------------------------------------------------------
Assets:
 Currency put options
  purchased*                   $ --         $   --    $134,148     $ --      $ --
 Net unrealized
  appreciation on
  forward foreign
  currency contracts             --             --      14,132       --        --
 Swap contracts,
  at value                       --          9,379          --       --        --
---------------------------------------------------------------------------------------
  Total Value                  $ --         $9,379    $148,280     $ --      $ --
=======================================================================================
Liabilities:
 Written options
  outstanding                  $ --         $   --    $    208     $ --      $ --
---------------------------------------------------------------------------------------
  Total Value                  $ --         $   --    $    208     $ --      $ --
=======================================================================================

* Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

68 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2019 was as follows:

---------------------------------------------------------------------------------------
Statement of Operations
                                                      Foreign
                               Interest     Credit    Exchange     Equity    Commodity
                               Rate Risk    Risk      Rate Risk    Risk      Risk
---------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Forward foreign
  currency contracts           $ --         $    --   $228,472     $ --      $ --
 Swap contracts                  --          10,139         --       --        --
---------------------------------------------------------------------------------------
  Total Value                  $ --         $10,139   $228,472     $ --      $ --
=======================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Currency put options
  purchased**                  $ --         $    --   $ 53,481     $ --      $ --
 Written options                 --              --     80,459       --        --
 Forward foreign
  currency contracts             --              --      8,548       --        --
Swap contracts                   --          13,037         --       --        --
---------------------------------------------------------------------------------------
  Total Value                  $ --         $13,037   $142,488     $ --      $ --
=======================================================================================

** Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on investments in unaffiliated issuers, on the Statements of Operations.

6. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obliged to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income on the Statement of Operations.

As of April 30, 2019, the Trust has the following unfunded loan commitments outstanding:

-----------------------------------------------------------------------------------------
                                                                            Unrealized
Loan                                Principal      Cost         Value       Appreciation
-----------------------------------------------------------------------------------------
NMN Holdings III Corp.              $70,000        $69,837      $69,869     $32
-----------------------------------------------------------------------------------------
Total Value                         $70,000        $69,837      $69,869     $32
=========================================================================================

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 69

7. Trust Shares

Transactions in shares of beneficial interest for the year ended April 30, 2019 and the year ended April 30, 2019 were as follows:

--------------------------------------------------------------------------------
                                                         4/30/19        4/30/18
--------------------------------------------------------------------------------
Shares outstanding at beginning of year                8,332,790      8,332,790
--------------------------------------------------------------------------------
Shares outstanding at end of year                      8,332,790      8,332,790
================================================================================

8. Credit Agreement

Effective January 27, 2017, the Trust extended the maturity of its existing Revolving Credit Facility (the "Credit Agreement") with the Bank of Nova Scotia to January 27, 2020. There is a $70,000,000 borrowing limit.

At April 30, 2019, the Trust had a borrowing outstanding under the credit agreement totaling $61,000,000. The interest rate charged at April 30, 2019 was 2.49%. During the year ended April 30, 2019, the average daily balance was $62,805,405 at an average interest rate of 3.17%. Interest expense of $2,017,593 in connection with the credit agreement is included on the Statement of Operations.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

9. Subsequent Events

A monthly dividend was declared on May 3, 2019 from undistributed and accumulated net investment income of $0.0950 per share payable May 31, 2019, to shareowners of record on May 16, 2019.

70 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Pioneer Diversified High Income Trust:
--------------------------------------------------------------------------------

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Diversified High Income Trust (the "Trust"), including the schedule of investments, as of April 30, 2019, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the related notes, and the statement of changes in net assets and financial highlights for the year ended April 30, 2018 (collectively referred to as the "financial statements"). The financial highlights for the periods ended April 30, 2015, April 30, 2016 and April 30, 2017 were audited by another independent registered public accounting firm whose report, dated June 19, 2017, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Diversified High Income Trust at April 30, 2019, the results of its operations, the changes in its net assets, and the financial highlights for the year ended, and the statement of changes in net assets and the financial highlights for the year ended April 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 71

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

                                                            /s/Ernst & Young LLP

We have served as the Trust's auditor since 2017.

Boston, Massachusetts
June 27, 2019

72 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

The percentages of the Trust's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 59.27%.

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 73

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 43 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

74 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Independent Trustees

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (68)      Class II Trustee since 2007.  Private investor (2004 - 2008 and 2013 -     Director, Broadridge Financial
Chairman of the Board     Term expires in 2021.         present); Chairman (2008 - 2013) and         Solutions,Inc. (investor
and Trustee                                             Chief Executive Officer (2008 - 2012),       communications and securities
                                                        Quadriserv, Inc. (technology products for    processing provider for
                                                        securities lending industry); and Senior     financial services industry)
                                                        Executive Vice President, The Bank of        (2009 - present); Director,
                                                        New York (financial and securities           Quadriserv, Inc. (2005 -
                                                        services) (1986 - 2004)                      2013); and Commissioner, New
                                                                                                     Jersey State Civil Service
                                                                                                     Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (75)        Class III Trustee since 2007. Managing Partner, Federal City Capital       Director of New York Mortgage
Trustee                   Term expires in 2019.         Advisors (corporate advisory services        Trust (publicly-traded
                                                        company) (1997 - 2004 and 2008 - present);   mortgage REIT) (2004 - 2009,
                                                        Interim Chief Executive Officer, Oxford      2012 - present); Director
                                                        Analytica, Inc. (privately held research     of The Swiss Helvetia Fund,
                                                        and consulting company) (2010); Executive    Inc. (closed-end fund) (2010 -
                                                        Vice President and Chief Financial           2017); Director of Oxford
                                                        Officer, I-trax, Inc. (publicly traded       Analytica, Inc. (2008 - 2015);
                                                        health care services company) (2004 -        and Director of Enterprise
                                                        2007); and Executive Vice President and      Community Investment, Inc.
                                                        Chief Financial Officer, Pedestal Inc.       (privately-held affordable
                                                        (internet-based mortgage trading company)    housing finance company)
                                                        (2000 - 2002); Private Consultant            (1985 - 2010)
                                                        (1995 - 1997); Managing Director,
                                                        Lehman Brothers (1992 - 1995); and
                                                        Executive, The World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (74) Class I Trustee since 2008.   William Joseph Maier Professor of            Trustee, Mellon Institutional
Trustee                   Term expires in 2020.         Political Economy, Harvard University        Funds Investment Trust and
                                                        (1972 - present)                             Mellon Institutional Funds
                                                                                                     Master Portfolio (oversaw
                                                                                                     17 portfolios in fund complex)
                                                                                                     (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 75

Independent Trustees (continued)

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (71) Class I Trustee since 2007.   Founding Director, Vice-President and        None
Trustee                   Term expires in 2020.         Corporate Secretary, The Winthrop Group,
                                                        Inc. (consulting firm) (1982 - present);
                                                        Desautels Faculty of Management, McGill
                                                        University (1999 - 2017); and Manager of
                                                        Research Operations and Organizational
                                                        Learning, Xerox PARC, Xerox's advance
                                                        research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (62)  Class III Trustee since 2015. Chief Investment Officer, 1199 SEIU          None
Trustee                   Term expires in 2019.         Funds (healthcare workers union pension
                                                        funds) (2001 - present); Vice President -
                                                        International Investments Group, American
                                                        International Group, Inc. (insurance
                                                        company) (1993 - 2001); Vice President -
                                                        Corporate Finance and Treasury Group,
                                                        Citibank, N.A. (1980 - 1986 and 1990 -
                                                        1993); Vice President - Asset/Liability
                                                        Management Group, Federal Farm Funding
                                                        Corporation (government-sponsored issuer
                                                        of debt securities) (1988 - 1990);
                                                        Mortgage Strategies Group, Shearson
                                                        Lehman Hutton, Inc. (investment bank)
                                                        (1987 - 1988); and Mortgage Strategies
                                                        Group, Drexel Burnham Lambert, Ltd.
                                                        (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (70)  Class II Trustee since 2007.  President and Chief Executive Officer,       Director of New America High
Trustee                   Term expires in 2021.         Metric Financial Inc. (formerly known as     Income Fund, Inc. (closed-end
                                                        Newbury Piret Company) (investment           investment company) (2004 -
                                                        banking firm) (1981 - present)               present); and Member, Board of
                                                                                                     Governors, Investment Company
                                                                                                     Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (72)    Class II Trustee since 2014.  Consultant (investment company services)     None
Trustee                   Term expires in 2021.         (2012 - present); Executive Vice President,
                                                        BNY Mellon (financial and investment
                                                        company services) (1969 - 2012); Director,
                                                        BNY International Financing Corp.
                                                        (financial services) (2002 - 2012);
                                                        Director, Mellon Overseas Investment
                                                        Corp. (financial services) (2009 - 2012);
                                                        Director, Financial Models (technology)
                                                        (2005-2007); Director, BNY Hamilton Funds,
                                                        Ireland (offshore investment companies)
                                                        (2004-2007); Chairman/Director, AIB/BNY
                                                        Securities Services, Ltd., Ireland
                                                        (financial services) (1999-2006); and
                                                        Chairman, BNY Alternative Investment
                                                        Services, Inc. (financial services)
                                                        (2005-2007)
------------------------------------------------------------------------------------------------------------------------------------

76 Pioneer Diversified High Income Trust | Annual Report | 4/30/19


Interested Trustees

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (57)*       Class III Trustee since 2014. Director, CEO and President of Amundi        None
Trustee, President and    Term expires in 2019.         Pioneer Asset Management USA, Inc.
Chief Executive Officer                                 (since September 2014); Director, CEO
                                                        and President of Amundi Pioneer Asset
                                                        Management, Inc. (since September 2014);
                                                        Director, CEO and President of Amundi
                                                        Pioneer Distributor, Inc. (since
                                                        September 2014); Director, CEO and
                                                        President of Amundi Pioneer Institutional
                                                        Asset Management, Inc. (since September
                                                        2014); Chair, Amundi Pioneer Asset
                                                        Management USA, Inc., Amundi Pioneer
                                                        Distributor, Inc. and Amundi Pioneer
                                                        Institutional Asset Management, Inc.
                                                        (September 2014 - 2018); Managing
                                                        Director, Morgan Stanley Investment
                                                        Management (2010 - 2013); Director of
                                                        Institutional Business, CEO of
                                                        International, Eaton Vance Management
                                                        (2005 - 2010); and Director of Amundi
                                                        USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (61)*   Class I Trustee since 2014.   Director and Executive Vice President        None
Trustee                   Term expires in 2020.         (since 2008) and Chief Investment Officer,
                                                        U.S. (since 2010) of Amundi Pioneer Asset
                                                        Management USA, Inc.; Director and Executive
                                                        Vice President and Chief Investment Officer,
                                                        U.S. of Amundi Pioneer (since 2008); Executive
                                                        Vice President and Chief Investment Officer,
                                                        U.S. of Amundi Pioneer Institutional Asset
                                                        Management, Inc. (since 2009); Portfolio
                                                        Manager of Amundi Pioneer (since 1999); and
                                                        Director of Amundi USA, Inc. (since 2017)
------------------------------------------------------------------------------------------------------------------------------------
* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 77

Trust Officers

Name, Age and Position      Term of Office and                                                       Other Directorships
Held With the Trust         Length of Service           Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (54)  Since 2007. Serves at the   Vice President and Associate General         None
Secretary and Chief         discretion of the Board     Counsel of Amundi Pioneer since
Legal Officer                                           January 2008; Secretary and Chief Legal
                                                        Officer of all of the Pioneer Funds since
                                                        June 2010; Assistant Secretary of all of
                                                        the Pioneer Funds from September 2003 to
                                                        May 2010; and Vice President and Senior
                                                        Counsel of Amundi Pioneer from July 2002
                                                        to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (58)      Since 2010. Serves at the   Fund Governance Director of Amundi           None
Assistant Secretary         discretion of the Board     Pioneer since December 2006 and Assistant
                                                        Secretary of all the Pioneer Funds since
                                                        June 2010; Manager - Fund Governance of
                                                        Amundi Pioneer from December 2003 to
                                                        November 2006; and Senior Paralegal of
                                                        Amundi Pioneer from January 2000 to
                                                        November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (56)           Since 2010. Serves at the   Senior Counsel of Amundi Pioneer since       None
Assistant Secretary         discretion of the Board     May 2013 and Assistant Secretary of all
                                                        the Pioneer Funds since June 2010; and
                                                        Counsel of Amundi Pioneer from June 2007
                                                        to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (59)        Since 2008. Serves at the   Vice President - Fund Treasury of Amundi     None
Treasurer and Chief         discretion of the Board     Pioneer; Treasurer of all of the Pioneer
Financial and                                           Funds since March 2008; Deputy Treasurer
Accounting Officer                                      of Amundi Pioneer from March 2004 to
                                                        February 2008; and Assistant Treasurer
                                                        of all of the Pioneer Funds from March
                                                        2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (54)       Since 2007. Serves at the   Director - Fund Treasury of Amundi           None
Assistant Treasurer         discretion of the Board     Pioneer; and Assistant Treasurer of all
                                                        of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (61)          Since 2007. Serves at the   Senior Manager - Fund Treasury of Amundi     None
Assistant Treasurer         discretion of the Board     Pioneer; and Assistant Treasurer of all
                                                        of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer Diversified High Income Trust | Annual Report | 4/30/19

Name, Age and Position    Term of Office and                                                         Other Directorships
Held With the Trust       Length of Service             Principal Occupation                         Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (39)     Since 2009. Serves at the     Senior Manager - Fund Treasury of Amundi     None
Assistant Treasurer       discretion of the Board       Pioneer since November 2008; Assistant
                                                        Treasurer of all of the Pioneer Funds
                                                        since January 2009; and Client Service
                                                        Manager - Institutional Investor
                                                        Services at State Street Bank from March
                                                        2003 to March 2007
-----------------------------------------------------------------------------------------------------------------------------------
John Malone (48)          Since 2018. Serves at the     Managing Director, Chief Compliance          None
Chief Compliance Officer  discretion of the Board       Officer of Amundi Pioneer Asset
                                                        Management; Amundi Pioneer Institutional
                                                        Asset Management, Inc.; and the Pioneer
                                                        Funds since September 2018; and Chief
                                                        Compliance Officer of Amundi Pioneer
                                                        Distributor, Inc. since January 2014.
-----------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (48)      Since 2007. Serves at the     Vice President - Amundi Pioneer Asset        None
Anti-Money Laundering     discretion of the Board       Management; and Anti-Money Laundering
Officer                                                 Officer of all the Pioneer Funds
                                                        since 2006
-----------------------------------------------------------------------------------------------------------------------------------

              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 79
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              Pioneer Diversified High Income Trust | Annual Report | 4/30/19 83

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

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                     1-800-710-0935
Or write to AST:
--------------------------------------------------------------------------------
For                                                     Write to

General inquiries, lost dividend checks,                American Stock
change of address, lost stock certificates,             Transfer & Trust
stock transfer                                          Operations Center
                                                        6201 15th Ave.
                                                        Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                       American Stock
                                                        Transfer & Trust
                                                        Wall Street Station
                                                        P.O. Box 922
                                                        New York, NY 10269-0560

Website                                                 www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundipioneer.com/us.

The Trust files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 21909-11-0619




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $38,500 payable to Ernst & Young LLP for the year ended
April 30, 2019 and $38,500
for the year ended April 30, 2018.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2019 or 2018.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $10,115
payable to Ernst & Young LLP for the year ended
April 30, 2019 and $10,115
for the year ended April 30, 2018.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2019 or 2018.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended April 30, 2019 and 2018, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $10,115 payable to Ernst & Young LLP for the year ended
April 30, 2019 and $10,115 for the year
ended April 30, 2018.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.


	            Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The table below indicates, for the portfolio managers of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of April 30, 2019. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                  9    $6,334,978                      N/A             N/A
                     Other Pooled Investment Vehicles           7    $6,965,699                      N/A             N/A
                     Other Accounts                             5    $1,381,276                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Jonathan Sharkey     Other Registered
                     Investment Companies                       3    $6,877,002                      N/A             N/A
                     Other Pooled Investment Vehicles           2    $  376,588                      N/A             N/A
                     Other Accounts                             2    $   47,860                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Chin Liu             Other Registered Investment
                     Companies                                  2    $  876,748                      N/A             N/A
                     Other Pooled Investment Vehicles           1    $   74,330                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------
Lawrence Zeno        Other Registered Investment
                     Companies                                  1    $  286,431                      N/A             N/A
                     Other Pooled Investment Vehicles           1    $  124,148                      N/A             N/A
                     Other Accounts                             0    $        0                      N/A             N/A
-------------------  ---------------------------------- -----------  ----------         ----------------  --------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Amundi Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF PORTFOLIO MANAGERS
Amundi Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi Pioneer. The compensation program for all Amundi Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Merrill Lynch Global High Yield and Emerging Markets Index and the CSFB Leveraged Loan Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o AMUNDI PIONEER RESULTS AND BUSINESS LINE RESULTS. Amundi Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGERS
The following table indicates as of April 30, 2019 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                D
---------------------------  ---------------------
Jonathan Sharkey             B
---------------------------  ---------------------
Chin Liu                     D
---------------------------  ---------------------
Lawrence Zeno                A
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

  - The significant investment strategies for Pioneer Diversified High Income Trust (a closed-end fund) and certain other similarly managed accounts with investment objectives of a high level of current income, with a potential for capital appreciation as a secondary objective. The fund invests in a unique blend of higher yielding asset classes, including global high yield bonds, leveraged bank loans and event-linked bonds (cat bonds).

Under normal market conditions, the fund invests at least 80% of its managed assets (net assets plus borrowings or other leverage for investment purposes) in diversified portfolio of below investment grade (high yield) debt securities, loans and preferred stocks. The fund allocates its investments principally among three sectors of the fixed income securities markets: (i) below investment grade debt securities and preferred stocks of U.S. and non-U.S. issuers, including governmental and corporate issuers in emerging markets ("global high yield debt securities"), (ii) floating rate loans and
(iii) "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds.

PIM believes that this actively managed, diversified portfolio of asset classes
- global high yield debt securities, floating rate loans and event-linked bonds
- may provide investors with a range of potential benefits across various market cycles and under various market conditions. These benefits include, among others, the potential to provide investors with a relatively high level of current income without undue risk as a result of the low correlation among these asset classes, reduced volatility due to limited exposure to interest rate and duration risk, as well as a favorable risk return profile. Specifically, the floating rate feature of both floating rate loans and event-linked bonds serves to reduce sensitivity to changes in prevailing interest rates. In addition, the introduction of event-linked bonds to the diversified portfolio enhances these benefits by reducing volatility, while providing the potential for above average returns. Moreover, the fund's investments in event-linked bonds offer investors access to a unique asset class that otherwise may be unavailable to them.

The fund does not have a policy of maintaining a specific average credit quality or a targeted maturity range for its portfolio. The fund may invest any portion of its assets in securities and other instruments of non-U.S. issuers, including emerging market issuers, and may engage in certain strategic transactions.

PIM is responsible for managing the fund's overall investment program, including allocating the fund's investments among the different asset classes and managing the fund's investments in global high income debt securities and floating rate loans. PIM considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objectives. PIM selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. PIM also employs due diligence and fundamental quantitative and qualitative research to assess an issuer's credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability. PIM may sell a portfolio security when it believes the security no longer will contribute to meeting the fund's investment objectives. PIM makes that determination based on the same criteria it uses to select portfolio securities. In making these portfolio decisions, PIM relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

The fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. Leverage creates special risks not associated with unleveraged funds having a similar investment objectives and policies. These include the possibility of higher volatility of both the net asset value of the fund and the value of assets serving as asset coverage for the preferred shares.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Diversified High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 1, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 1, 2019

* Print the name and title of each signing officer under his or her signature.